                                                    Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended December 31, 2021

THE COMPANY

Boston Properties, Inc. (NYSE: BXP) (“Boston Properties,” “BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of Class A office properties in the United States, concentrated in six markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. The Company is a fully integrated real estate company, organized as a real estate investment trust (REIT), that develops, manages, operates, acquires and owns a diverse portfolio of primarily Class A office space. Including properties owned by joint ventures, the Company’s complete portfolio totals 52.8 million square feet and 201 properties, including nine properties under construction/redevelopment. The Company’s properties include 182 office properties, 12 retail properties, six residential properties and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants. Boston Properties actively works to promote its growth and operations in a sustainable and responsible manner.  The Company has earned a tenth consecutive Global Real Estate Sustainability Benchmark (GRESB) “Green Star” recognition and the highest GRESB 5-star Rating. Boston Properties, an S&P 500 Company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statement. These factors include, without limitation, uncertainties and risks related to the impact of the COVID-19 global pandemic, including the duration, scope and severity of the pandemic domestically and internationally; federal, state and local government actions and restrictive measures implemented in response to COVID-19, the effectiveness of such measures and the effect of any relaxation or reimplementation of restrictions, and the direct and indirect impact of such measures on the U.S. and international economy and economic activity generally, the demand for office space and our tenants' businesses, financial condition, results of operation, cash flows and liquidity; the emergence and characteristics of new variants, the speed, effectiveness and distribution of vaccines (including effectiveness against variant strains), whether new or existing actions or measures continue to impact the ability of our residential tenants to generate sufficient income to pay, or make them unwilling to pay rent in a timely manner, in full or at all; the health, continued service and availability of our personnel, including our key personnel and property management teams; and the effectiveness or lack of effectiveness of government relief in providing assistance to individuals and large and small businesses, including our tenants, that have suffered significant adverse effects from COVID-19. In addition to the risks specific to COVID-19, other factors include, without limitation, the Company’s ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our interest rate hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 52.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of 360 Park Avenue South, New York, NY)

Q4 2021
Table of contents

Q4 2021
Company profile
SNAPSHOT

(as of December 31, 2021)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	201
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	52.8 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	174.6 million
Closing Price, at the end of the quarter	$115.18 per share
Dividend - Quarter/Annualized	$0.98/$3.92 per share
Dividend Yield	3.4%
Consolidated Market Capitalization [2]	$33.0 billion
BXP’s Share of Market Capitalization [2,3]	$33.0 billion
Senior Debt Ratings	BBB+ (S&P); Baa1 (Moody’s)
STRATEGY

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•maintain a keen focus on select markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily office) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our tenants and (4) develop and manage our assets in the most sustainable manner possible;
•be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing new properties in times of growth and selling assets at attractive prices, resulting in continuous portfolio refreshment;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our customers, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors		Management
Joel I. Klein	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Owen D. Thomas	Chief Executive Officer	Douglas T. Linde	President
Douglas T. Linde	President	Raymond A. Ritchey	Senior Executive Vice President
Kelly A. Ayotte	Chair of Compensation Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan		Bryan J. Koop	Executive Vice President, Boston Region
Carol B. Einiger		Robert E. Pester	Executive Vice President, San Francisco Region
Diane J. Hoskins	Chair of Sustainability Committee	Hilary Spann	Executive Vice President, New York Region
Mary E. Kipp		Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC Region
Matthew J. Lustig	Chair of Nominating & Corporate Governance Committee	John J. Stroman	Executive Vice President, Co-Head of the Washington, DC Region
David A. Twardock	Chair of Audit Committee	Jonathan D. Lange	Senior Vice President, Los Angeles Region
William H. Walton, III		Frank D. Burt	Senior Vice President, Chief Legal Officer
		Donna D. Garesche	Senior Vice President, Chief Human Resources Officer
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Information & Technology Officer

____________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 26.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q4 2021
Guidance and assumptions
GUIDANCE

The Company’s guidance for the first quarter 2022 and full year 2022 for diluted earnings per common share attributable to Boston Properties, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to Boston Properties, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and the earnings impact of the events referenced in the Company’s earnings release issued on January 25, 2022 and those referenced during the Company’s conference call scheduled for January 26, 2022.  Except as otherwise publicly disclosed, the estimates do not include any material (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, (2) possible gains or losses from capital markets activity (including, without limitation, due to the early extinguishment of debt and resulting from hedging activity and derivatives), (3) possible future write-offs or reinstatement of accounts receivable and accrued rent balances or (4) possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains and losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 54. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	First Quarter 2022		Full Year 2022
	Low	High	Low	High
Projected EPS (diluted)	$0.67	$0.69	$3.00	$3.15
Add:
Projected Company share of real estate depreciation and amortization	1.05	1.05	4.30	4.30
Projected FFO per share (diluted)	$1.72	$1.74	$7.30	$7.45

ASSUMPTIONS
(dollars in thousands)

	Full Year 2022
	Low	High
Operating property activity:
Average In-service portfolio occupancy	88.00%	90.00%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	2.00%	3.00%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	5.00%	6.00%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$70,000	$80,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(9,000)	$(8,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$100,000	$120,000
Termination income	$2,000	$4,000

Other revenue (expense):
Development, management services and other revenue	$24,000	$30,000
General and administrative expense [1]	$(157,000)	$(151,000)
Net interest expense	$(415,000)	$(405,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(144,000)	$(140,000)

_______________
1 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q4 2021
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Dec-21	30-Sep-21
Net income attributable to Boston Properties, Inc.	$184,537	$108,297
Net income attributable to Boston Properties, Inc. per share - diluted	$1.18	$0.69
FFO attributable to Boston Properties, Inc. [1]	$242,963	$270,477
Diluted FFO per share [1]	$1.55	$1.73
Dividends per common share	$0.98	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$143,195	$236,608

Selected items:
Revenue	$731,063	$730,056
Recoveries from tenants	$104,194	$107,766
Service income from tenants	$2,428	$1,874
BXP’s Share of revenue [3]	$708,519	$696,313
BXP’s Share of straight-line rent [3]	$30,129	$35,811
BXP’s Share of fair value lease revenue [3,4]	$2,058	$1,793
BXP’s Share of termination income [3]	$76	$1,847
Losses from early extinguishments of debt	$(44,284)	$—
Ground rent expense	$3,192	$3,249
Capitalized interest	$13,839	$11,586
Capitalized wages	$3,594	$3,366
Loss from unconsolidated joint ventures	$(825)	$(5,597)
BXP’s share of FFO from unconsolidated joint ventures [5]	$19,576	$12,206
Net income attributable to noncontrolling interests in property partnerships	$18,204	$18,971
FFO attributable to noncontrolling interests in property partnerships [6]	$35,686	$35,744

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$1,457	$1,906
Below-market rents (included within Other Liabilities)	$22,962	$24,823
Accrued rental income liability (included within Other Liabilities)	$129,390	$132,580

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [7]	4.00	3.79
Interest Coverage Ratio (including capitalized interest) [7]	3.50	3.37
Fixed Charge Coverage Ratio [8]	2.81	2.94
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [8]	7.46	7.70
Change in BXP’s Share of Same Store Net Operating Income (NOI) (excluding termination income) [9]	17.9%	7.4%
Change in BXP’s Share of Same Store NOI (excluding termination income) - cash [9]	10.2%	9.2%
FAD Payout Ratio [2]	119.06%	71.97%
Operating Margins [(rental revenue - rental expense)/rental revenue]	64.0%	63.9%
Occupancy of In-Service Properties	88.8%	88.4%

Capitalization:
Consolidated Debt	$12,896,609	$13,378,350
BXP’s Share of Debt [10]	$12,923,917	$13,477,453
Consolidated Market Capitalization	$33,006,115	$32,196,903
Consolidated Debt/Consolidated Market Capitalization	39.07%	41.55%
BXP’s Share of Market Capitalization [10]	$33,033,423	$32,296,006
BXP’s Share of Debt/BXP’s Share of Market Capitalization [10]	39.12%	41.73%
_____________
1For a quantitative reconciliation of FFO attributable to Boston Properties, Inc. and Diluted FFO per share, see page 6.
2For the three months ended December 31, 2021, includes approximately $42.9 million of cash losses related to the early extinguishment of debt in connection with the early redemption of the Company’s $1.0 billion aggregate principal amount of 3.85% unsecured senior notes that were scheduled to mature in February 2023. For a quantitative reconciliation of FAD, see page 7. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For a quantitative reconciliation for the three months ended December 31, 2021, see page 35.
6For a quantitative reconciliation for the three months ended December 31, 2021, see page 32.
7For a quantitative reconciliation for the three months ended December 31, 2021 and September 30, 2021, see page 30.
8For a quantitative reconciliation for the three months ended December 31, 2021 and September 30, 2021, see page 29.
9For a quantitative reconciliation for the three months ended December 31, 2021 and September 30, 2021, see pages 10, 62 and 63.
10For a quantitative reconciliation for December 31, 2021, see page 26.

Q4 2021
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Dec-21	30-Sep-21
ASSETS
Real estate	$22,298,103	$22,088,835
Construction in progress	894,172	1,054,531
Land held for future development	560,355	568,034
Right of use assets - finance leases	237,507	237,845
Right of use assets - operating leases	169,778	170,085
Less accumulated depreciation	(5,883,961)	(5,850,397)
Total real estate	18,275,954	18,268,933
Cash and cash equivalents	452,692	1,002,728
Cash held in escrows	48,466	79,193
Investments in securities	43,632	41,517
Tenant and other receivables, net	60,513	61,269
Related party note receivable, net	78,336	78,144
Notes receivable, net	9,641	19,297
Accrued rental income, net	1,226,745	1,203,840
Deferred charges, net	618,798	622,807
Prepaid expenses and other assets	57,811	97,560
Investments in unconsolidated joint ventures	1,482,997	1,373,522
Total assets	$22,355,585	$22,848,810

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$3,267,914	$2,898,699
Unsecured senior notes, net	9,483,695	10,479,651
Unsecured line of credit	145,000	—
Lease liabilities - finance leases	244,421	243,562
Lease liabilities - operating leases	204,561	204,137
Accounts payable and accrued expenses	312,125	331,687
Dividends and distributions payable	169,859	169,739
Accrued interest payable	94,796	87,408
Other liabilities	390,418	370,403
Total liabilities	14,312,789	14,785,286

Commitments and contingencies	—	—
Redeemable deferred stock units	9,568	8,775

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 156,623,749 and 156,285,391 issued and 156,544,849 and 156,206,491 outstanding at December 31, 2021 and September 30, 2021, respectively	1,565	1,562
Additional paid-in capital	6,497,750	6,415,802
Dividends in excess of earnings	(625,911)	(657,021)
Treasury common stock at cost, 78,900 shares at December 31, 2021 and September 30, 2021	(2,722)	(2,722)
Accumulated other comprehensive loss	(36,662)	(40,803)
Total stockholders’ equity attributable to Boston Properties, Inc.	5,834,020	5,716,818

Noncontrolling interests:
Common units of the Operating Partnership	642,655	609,830
Property partnerships	1,556,553	1,728,101
Total equity	8,033,228	8,054,749
Total liabilities and equity	$22,355,585	$22,848,810

Q4 2021
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-21	30-Sep-21
Revenue
Lease	$690,912	$692,260
Parking and other	22,940	21,266
Insurance proceeds [1]	147	2,241
Hotel revenue	6,227	5,189
Development and management services	7,516	6,094
Direct reimbursements of payroll and related costs from management services contracts	3,321	3,006
Total revenue	731,063	730,056
Expenses
Operating	129,335	124,153
Real estate taxes	127,125	131,718
Demolition costs	38	169
Restoration expenses related to insurance claim [1]	280	2,241
Hotel operating	5,005	3,946
General and administrative [2]	33,649	34,560
Payroll and related costs from management services contracts	3,321	3,006
Transaction costs	2,066	1,888
Depreciation and amortization	177,521	179,412
Total expenses	478,340	481,093
Other income (expense)
Loss from unconsolidated joint ventures	(825)	(5,597)
Gains on sales of real estate	115,556	348
Gains (losses) from investments in securities [2]	1,882	(190)
Interest and other income (loss)	1,564	1,520
Losses from early extinguishments of debt	(44,284)	—
Interest expense	(103,331)	(105,794)
Net income	223,285	139,250
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,204)	(18,971)
Noncontrolling interest - common units of the Operating Partnership [3]	(20,544)	(11,982)
Net income attributable to Boston Properties, Inc.	$184,537	$108,297

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$1.18	$0.69
Net income attributable to Boston Properties, Inc. per share - diluted	$1.18	$0.69

_____________
1Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
2General and administrative expense includes $1.9 million and $(0.2) million and Gains (losses) from investments in securities include $1.9 million and $(0.2) million for the three months ended December 31, 2021 and September 30, 2021, respectively, related to the Company’s deferred compensation plan.
3For additional detail, see page 6.

Q4 2021
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Dec-21	30-Sep-21
Net income attributable to Boston Properties, Inc.	$184,537	$108,297
Add:
Noncontrolling interest - common units of the Operating Partnership	20,544	11,982
Noncontrolling interests in property partnerships	18,204	18,971
Net income	223,285	139,250
Add:
Depreciation and amortization expense	177,521	179,412
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(17,482)	(16,773)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	20,401	17,803
Corporate-related depreciation and amortization	(426)	(443)
Less:
Gains on sales of real estate	115,556	348
Noncontrolling interests in property partnerships	18,204	18,971
FFO attributable to the Operating Partnership (including Boston Properties, Inc.) (Basic FFO)	269,539	299,930
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	26,576	29,453
FFO attributable to Boston Properties, Inc.	$242,963	$270,477

Boston Properties, Inc.’s percentage share of Basic FFO	90.14%	90.18%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.86%	9.82%
Basic FFO per share	$1.55	$1.73
Weighted average shares outstanding - basic	156,297	156,183
Diluted FFO per share	$1.55	$1.73
Weighted average shares outstanding - diluted	156,654	156,598

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Dec-21	30-Sep-21
Basic FFO	$269,539	$299,930
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	269,539	299,930
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	29,389	29,393
Boston Properties, Inc.’s share of Diluted FFO	$240,150	$270,537

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Dec-21	30-Sep-21
Shares/units for Basic FFO	173,390	173,194
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	357	415
Shares/units for Diluted FFO	173,747	173,609
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,093	17,011
Boston Properties, Inc.’s share of shares/units for Diluted FFO	156,654	156,598

Boston Properties, Inc.’s percentage share of Diluted FFO	90.16%	90.20%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For a quantitative reconciliation for the three months ended December 31, 2021, see page 32.
3For a quantitative reconciliation for the three months ended December 31, 2021, see page 35.

Q4 2021
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Dec-21	30-Sep-21
Net income attributable to Boston Properties, Inc.	$184,537	$108,297
Add:
Noncontrolling interest - common units of the Operating Partnership	20,544	11,982
Noncontrolling interests in property partnerships	18,204	18,971
Net income	223,285	139,250
Add:
Depreciation and amortization expense	177,521	179,412
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(17,482)	(16,773)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	20,401	17,803
Corporate-related depreciation and amortization	(426)	(443)
Less:
Gains on sales of real estate	115,556	348
Noncontrolling interests in property partnerships	18,204	18,971
Basic FFO	269,539	299,930
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements 1, [4]	3,408	3,379
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of straight-line ground rent expense adjustment [1,5]	877	996
Stock-based compensation	7,466	8,440
Non-real estate depreciation	426	443
Unearned portion of capitalized fees from consolidated joint ventures [6]	1,598	2,207
Non-cash losses from early extinguishments of debt	1,433	—
Less:
BXP’s Share of straight-line rent [1]	30,129	35,811
BXP’s Share of fair value lease revenue [1,7]	2,058	1,793
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	83,011	25,826
BXP’s Share of maintenance capital expenditures [1,8]	27,743	16,800
Hotel improvements, equipment upgrades and replacements	57	3
Funds available for distribution to common shareholders and common unitholders (FAD) (A) [9]	$143,195	$236,608

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$170,492	$170,286

FAD Payout Ratio[1] (B÷A)	119.06%	71.97%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For a quantitative reconciliation for the three months ended December 31, 2021, see page 32.
3For a quantitative reconciliation for the three months ended December 31, 2021, see page 35.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2023 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 58 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.
9For the three months ended December 31, 2021, includes approximately $42.9 million of cash losses related to the early extinguishment of debt in connection with the early redemption of the Company’s $1.0 billion aggregate principal amount of 3.85% unsecured senior notes that were scheduled to mature in February 2023.

Q4 2021
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Dec-21	31-Dec-20
Net income attributable to Boston Properties, Inc. common shareholders	$184,537	$7,310
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	184,537	9,935
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	20,544	990
Noncontrolling interest in property partnerships	18,204	13,980
Net income	223,285	24,905
Add:
Interest expense	103,331	111,991
Losses from early extinguishments of debt	44,284	—
Loss from unconsolidated joint ventures	825	79,700
Depreciation and amortization expense	177,521	168,013
Transaction costs	2,066	277
Payroll and related costs from management services contracts	3,321	3,009
General and administrative expense	33,649	31,053
Less:
Interest and other income (loss)	1,564	1,676
Gains from investments in securities	1,882	4,296
Gains on sales of real estate	115,556	5,259
Direct reimbursements of payroll and related costs from management services contracts	3,321	3,009
Development and management services revenue	7,516	6,356
Net Operating Income (NOI)	458,443	398,352
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	33,278	13,336
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	47,841	40,639
BXP’s Share of NOI	443,880	371,049
Less:
Termination income	(16)	551
BXP’s share of termination income from unconsolidated joint ventures [1]	88	771
Add:
Partners’ share of termination income (loss) from consolidated joint ventures [2]	(4)	95
BXP’s Share of NOI (excluding termination income)	$443,804	$369,822

Net Operating Income (NOI)	$458,443	$398,352
Less:
Termination income	(16)	551
NOI from non Same Properties (excluding termination income) [3]	8,587	5,187
Same Property NOI (excluding termination income)	449,872	392,614
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	47,845	40,544
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	1,591	(76)
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	33,190	12,565
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	7,696	649
BXP’s Share of Same Property NOI (excluding termination income)	$429,112	$363,910

_____________
1For a quantitative reconciliation for the three months ended December 31, 2021, see page 61.
2For a quantitative reconciliation for the three months ended December 31, 2021, see pages 58-59.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2021 and therefore are no longer a part of the Company’s property portfolio.

Q4 2021
Reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Dec-21	31-Dec-20
Net income attributable to Boston Properties, Inc. common shareholders	$184,537	$7,310
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	184,537	9,935
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	20,544	990
Noncontrolling interest in property partnerships	18,204	13,980
Net income	223,285	24,905
Add:
Interest expense	103,331	111,991
Losses from early extinguishments of debt	44,284	—
Loss from unconsolidated joint ventures	825	79,700
Depreciation and amortization expense	177,521	168,013
Transaction costs	2,066	277
Payroll and related costs from management services contracts	3,321	3,009
General and administrative expense	33,649	31,053
Less:
Interest and other income (loss)	1,564	1,676
Gains from investments in securities	1,882	4,296
Gains on sales of real estate	115,556	5,259
Direct reimbursements of payroll and related costs from management services contracts	3,321	3,009
Development and management services revenue	7,516	6,356
Net Operating Income (NOI)	458,443	398,352
Less:
Straight-line rent	30,619	13,187
Fair value lease revenue	1,412	614
Termination income	(16)	551
Add:
Straight-line ground rent expense adjustment [1]	680	799
Lease transaction costs that qualify as rent inducements [2]	3,731	1,333
NOI - cash (excluding termination income)	430,839	386,132
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	5,098	4,749
Same Property NOI - cash (excluding termination income)	425,741	381,383
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	45,401	34,966
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	1,163	(111)
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	30,412	21,175
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	7,524	629
BXP’s Share of Same Property NOI - cash (excluding termination income)	$404,391	$366,852

_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $52 and $144 for the three months ended December 31, 2021 and 2020, respectively. As of December 31, 2021, the Company has remaining lease payments aggregating approximately $25.4 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
2Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
3Pages 20-23 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to December 31, 2021 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended December 31, 2021, see page 59.
5For a quantitative reconciliation for the three months ended December 31, 2021, see page 61.

Q4 2021
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-21	31-Dec-20	Change	Change	31-Dec-21	31-Dec-20	Change	Change
Rental Revenue [2]	$688,717	$637,648			$19,064	$9,533
Less: Termination income	(16)	551			—	—
Rental revenue (excluding termination income) [2]	688,733	637,097	$51,636	8.1%	19,064	9,533	$9,531	100.0%
Less: Operating expenses and real estate taxes	246,576	247,084	(508)	(0.2)%	11,349	6,932	4,417	63.7%
NOI (excluding termination income) [2,3]	$442,157	$390,013	$52,144	13.4%	$7,715	$2,601	$5,114	196.6%

Rental revenue (excluding termination income) [2]	$688,733	$637,097	$51,636	8.1%	$19,064	$9,533	$9,531	100.0%
Less: Straight-line rent and fair value lease revenue	28,563	13,122	15,441	117.7%	(21)	241	(262)	(108.7)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,731	1,333	2,398	179.9%	—	—	—	—%
Subtotal	663,901	625,308	38,593	6.2%	19,085	9,292	9,793	105.4%
Less: Operating expenses and real estate taxes	246,576	247,084	(508)	(0.2)%	11,349	6,932	4,417	63.7%
Add: Straight-line ground rent expense [5]	680	799	(119)	(14.9)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$418,005	$379,023	$38,982	10.3%	$7,736	$2,360	$5,376	227.8%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-21	31-Dec-20	Change	Change	31-Dec-21	31-Dec-20	Change	Change
Rental Revenue [2]	$707,781	$647,181			$43,430	$30,266
Less: Termination income	(16)	551			88	771
Rental revenue (excluding termination income) [2]	707,797	646,630	$61,167	9.5%	43,342	29,495	$13,847	46.9%
Less: Operating expenses and real estate taxes	257,925	254,016	3,909	1.5%	17,848	17,579	269	1.5%
NOI (excluding termination income) [2,3]	$449,872	$392,614	$57,258	14.6%	$25,494	$11,916	$13,578	113.9%

Rental revenue (excluding termination income) [2]	$707,797	$646,630	$61,167	9.5%	$43,342	$29,495	$13,847	46.9%
Less: Straight-line rent and fair value lease revenue	28,542	13,363	15,179	113.6%	3,298	(7,097)	10,395	146.5%
Add: Lease transaction costs that qualify as rent inducements [4]	3,731	1,333	2,398	179.9%	547	1,260	(713)	(56.6)%
Subtotal	$682,986	$634,600	48,386	7.6%	40,591	37,852	2,739	7.2%
Less: Operating expenses and real estate taxes	257,925	254,016	3,909	1.5%	17,848	17,579	269	1.5%
Add: Straight-line ground rent expense [5]	680	799	(119)	(14.9)%	145	273	(128)	(46.9)%
NOI - cash (excluding termination income) 2, [3]	$425,741	$381,383	$44,358	11.6%	$22,888	$20,546	$2,342	11.4%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [3,6,7,8]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Dec-21	31-Dec-20	Change	Change	31-Dec-21	31-Dec-20	Change	Change
Rental Revenue [2]	$74,709	$70,452			$676,502	$606,995
Less: Termination income	(4)	95			76	1,227
Rental revenue (excluding termination income) [2]	74,713	70,357	$4,356	6.2%	676,426	605,768	$70,658	11.7%
Less: Operating expenses and real estate taxes	28,459	29,737	(1,278)	(4.3)%	247,314	241,858	5,456	2.3%
NOI (excluding termination income) [2,3]	$46,254	$40,620	$5,634	13.9%	$429,112	$363,910	$65,202	17.9%

Rental revenue (excluding termination income) [2]	$74,713	$70,357	$4,356	6.2%	$676,426	$605,768	$70,658	11.7%
Less: Straight-line rent and fair value lease revenue	2,908	5,555	(2,647)	(47.7)%	28,932	711	28,221	3,969.2%
Add: Lease transaction costs that qualify as rent inducements [4]	892	12	880	7,333.3%	3,386	2,581	805	31.2%
Subtotal	72,697	64,814	7,883	12.2%	650,880	607,638	43,242	7.1%
Less: Operating expenses and real estate taxes	28,459	29,737	(1,278)	(4.3)%	247,314	241,858	5,456	2.3%
Add: Straight-line ground rent expense [5]	—	—	—	—%	825	1,072	(247)	(23.0)%
NOI - cash (excluding termination income) 2, [3]	$44,238	$35,077	$9,161	26.1%	$404,391	$366,852	$37,539	10.2%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 8-9.
4Consist of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 7.
5Excludes the straight-line impact of approximately $52 and $144 for the three months ended December 31, 2021 and 2020, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.

Q4 2021
Same property net operating income (NOI) by reportable segment (continued)
6BXP’s Share equals (A) + (B) - (C).
7BXP’s Share of Same Store NOI (excluding termination income) increased $65,202 compared to Q4 2020. Included in the Q4 2020 comparison are BXP’s Share of $39,741 in write-offs associated with accrued rent, net and $333 in write-offs associated with accounts receivable, net. These items increased BXP’s Share of Same Store NOI (excluding termination income) by $40,074.
8BXP’s Share of Same Store NOI-cash (excluding termination income) increased $37,539 compared to Q4 2020. Included in the Q4 2020 comparison is BXP’s Share of $333 in write-offs associated with accounts receivable, net. Cash rent abatements and deferrals primarily related to COVID-19 decreased approximately $11,926 in Q4 2021 compared to Q4 2020. These items increased BXP’s Share of Same Store NOI-cash (excluding termination income) by $12,259. For additional information, see page 56.

Q4 2021
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Dec-21	30-Sep-21
Maintenance capital expenditures	$33,919	$17,779
Planned capital expenditures associated with acquisition properties	—	—
Repositioning capital expenditures	—	—
Hotel improvements, equipment upgrades and replacements	57	3
Subtotal	33,976	17,782
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	180	192
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	1,023	786
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	6,356	1,171
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	—	—
BXP’s Share of Capital Expenditures [1]	$28,823	$17,589

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	31-Dec-21	30-Sep-21
Square feet	1,422,236	718,572
Tenant improvements and lease commissions PSF	$75.03	$43.95

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2Includes 100% of unconsolidated joint ventures.

Q4 2021
Acquisitions and dispositions
For the period from January 1, 2021 through December 31, 2021
(dollars in thousands)

ACQUISITIONS

				Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
153 & 211 Second Avenue	Waltham, MA	June 2, 2021	136,882	$100,176	$5,000	$105,176	100.0%
Shady Grove Bio+Tech Campus [1]	Rockville, MD	August 2, 2021	233,452	116,500	—	116,500	64.4%
Safeco Plaza [2]	Seattle, WA	September 1, 2021	765,139	465,000	40,000	505,000	90.9%
360 Park Avenue South [3]	New York, NY	December 14, 2021	450,000	300,000	219,286	519,286	N/A
Total Acquisitions			1,585,473	$981,676	$264,286	$1,245,962	86.6%	[4]

DISPOSITIONS

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
Annapolis Junction Buildings Six and Seven [5]	Annapolis, MD	March 30, 2021	246,568	$65,948	$17,600	$10,257
6595 Springfield Center Drive [6]	Springfield, VA	December 13, 2018	N/A	N/A	N/A	8,104
181, 191 and 201 Spring Street	Waltham, MA	October 25, 2021	333,000	191,500	179,887	115,572
Total Dispositions			579,568	$257,448	$197,487	$133,933

________________
1Shady Grove Bio+Tech Campus is an approximately 435,000 net rentable square foot, seven-building office park situated on an approximately 31-acre site. The Company intends to reposition three of the buildings, which are currently vacant, to support life sciences uses. These three buildings are not part of the Company’s in-service portfolio and are included within Land Held for Future Development on the Company’s Consolidated Balance Sheet. The Company anticipates it will redevelop or convert the remaining four buildings to lab or life sciences-related uses as each becomes vacant.
2The acquisition was completed through a newly formed joint venture with two institutional partners. Each partner owns approximately one-third of the joint venture. Each of the institutional partners invested approximately $71.9 million of cash for its ownership interest in the joint venture. The Company invested approximately $72.6 million in the joint venture and is providing customary operating, property management and leasing services to the venture. The purchase price was funded with cash and proceeds from a new mortgage loan secured by the property.
3On December 14, 2021, the Company acquired 360 Park Avenue South. The gross purchase price was approximately $300.7 million (including $0.7 million of net closing costs), consisting of (1) the assumption of approximately $200.3 million of mortgage debt collateralized by the property and (2) the issuance of 866,503 common units of limited partnership interest in Boston Properties Limited Partnership (“OPUs”), the Company’s operating partnership. The OPUs issued totaled approximately $99.7 million based on the average closing price per share of BXP common stock for the five trading days immediately preceding the closing date (approximately $115 per share). Following the acquisition, on December 14, 2021, the Company refinanced the mortgage loan with a new lender totaling $220.0 million. On December 15, 2021, the Company entered into a joint venture with two institutional partners as part of the Company’s Strategic Capital Program and contributed the property to the joint venture for its aggregate 42% ownership interest. There was no gain on sale of real estate associated with the contribution of the property to the joint venture. The joint venture has commenced redevelopment activity, including modernizing building systems and creating amenities, collaborative spaces, and client spaces.
4Total percentage leased excludes 360 Park Avenue South, which is in redevelopment.
5Completed the sale of Annapolis Junction Buildings Six and Seven, two Class A office properties in Annapolis, Maryland totaling approximately 247,000 square feet, for a gross sales price of approximately $65.9 million. The Company had a 50% ownership interest in the joint venture that owned the properties. Net cash proceeds to the Company totaled approximately $17.6 million after repayment of the Company's share of debt totaling approximately $15.1 million. With the sale of Annapolis Junction Buildings Six and Seven, the Company no longer has any assets in Annapolis, Maryland.
6The Company sold its 6595 Springfield Center Drive development project located in Springfield, Virginia on December 13, 2018. Concurrently with the sale, the Company agreed to act as development manager and guaranteed the completion of the project. The Company earned a development fee of approximately $7.9 million to develop this building. Upon completion of the project in 2021, the total cost of development was determined to be below the estimated total investment at the time of sale. As a result, the Company recognized a gain on sale of real estate of approximately $8.1 million during the year ended December 31, 2021.

Q4 2021
Construction in progress
as of December 31, 2021
(dollars in thousands)
CONSTRUCTION IN PROGRESS 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn at 12/31/2021	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
Construction Properties			Location
Office
325 Main Street	Q3 2022	Q3 2022	Cambridge, MA	420,000	$308,403	$418,400	$—	$—	$109,997	90%		—%	N/A
Reston Next	Q4 2021	Q4 2023	Reston, VA	1,062,000	534,847	715,300	—	—	180,453	85%		28%	$1,537
2100 Pennsylvania Avenue	Q3 2022	Q3 2024	Washington, DC	480,000	229,749	356,100	—	—	126,351	58%		—%	N/A
360 Park Avenue South (42% ownership) [6]	Q3 2023	Q1 2025	New York, NY	450,000	192,058	219,000	92,774	84,925	19,093	—%		—%	N/A
Total Office Properties under Construction				2,412,000	1,265,057	1,708,800	92,774	84,925	435,894	65%		12%	$1,537

Lab/Life Sciences
880 Winter Street (Redevelopment)	Q4 2022	Q1 2023	Waltham, MA	224,000	20,345	108,000	—	—	87,655	74%		—%	N/A
751 Gateway (49% ownership)	Q2 2024	Q2 2024	South San Francisco, CA	230,592	41,337	127,600	—	—	86,263	100%		—%	N/A
103 CityPoint	Q4 2023	Q3 2024	Waltham, MA	113,000	14,663	115,100	—	—	100,437	—%		—%	N/A
180 CityPoint	Q4 2023	Q4 2024	Waltham, MA	329,000	50,776	274,700	—	—	223,924	—%		—%	N/A
Total Lab/Life Sciences Properties under Construction				896,592	127,121	625,400	—	—	498,279	44%		—%	—

Other
View Boston Observatory at The Prudential Center (Redevelopment)	Q2 2023	N/A	Boston, MA	59,000	59,699	182,300	—	—	122,601	N/A		—%	N/A
Total Properties Under Construction				3,367,592	$1,451,877	$2,516,500	$92,774	$84,925	$1,056,774	59%	[7]	9%	$1,537
PROJECTS FULLY PLACED IN-SERVICE DURING 2021

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 12/31/2021	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s Share)
	Initial Occupancy	Stabilization Date		Square feet	Investment to Date [2]		Total Financing			Percentage Leased [3]
			Location
One Five Nine East 53rd (55% Ownership)	Q1 2021	Q1 2021	New York, NY	220,000	$146,734	$150,000	$—	$—	$3,266	96%	$3,536
100 Causeway Street (50% ownership)	Q3 2021	Q2 2022	Boston, MA	633,819	229,303	243,700	200,000	154,717	—	95%	3,180
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q4 2021	Q4 2021	Bethesda, MD	733,483	172,528	172,600	127,500	107,384	—	100%	2,697
200 West Street (Redevelopment) [8]	Q1 2022	Q1 2022	Waltham, MA	138,444	35,672	46,100	—	—	10,428	100%	699
Total Projects Fully Placed In-Service				1,725,746	$584,237	$612,400	$327,500	$262,101	$13,694	98%	$10,112
________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of January 21, 2022, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended December 31, 2021. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 52.
6Investment to Date includes all related costs incurred prior to the contribution of the property by the Company to the venture on December 15, 2021 totaling approximately $107 million and the Company’s proportionate share of the loan. The Company’s partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
7Total percentage leased excludes Other.
8Represents a portion of the property redeveloped for conversion to laboratory space.

Q4 2021
Land parcels and purchase options
as of December 31, 2021

OWNED LAND PARCELS

Location	Approximate Developable Square Feet [1]
Reston, VA [2]	2,938,000
San Jose, CA [3]	2,199,000
New York, NY (25% Ownership)	2,000,000
Princeton, NJ	1,650,000
San Jose, CA (55% Ownership)	1,078,000
San Francisco, CA	850,000
Santa Clara, CA	632,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
South San Francisco, CA (50% Ownership)	411,000
Dulles, VA	310,000
Waltham, MA	283,000
El Segundo, CA (50% Ownership)	275,000
Rockville, MD [3,4]	202,000
Total	13,770,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [1]
Cambridge, MA	1,400,000
Boston, MA	1,300,000
Waltham, MA 5	1,200,000
Total	3,900,000

__________________
1Represents 100% of consolidated and unconsolidated projects.
2During the fourth quarter of 2020, a ground lease commenced with a hotel developer to lease approximately 200,000 square feet from the Company. Construction is contingent on the developer’s ability to obtain construction financing.
3Excludes the existing square footage at in-service properties being held for future re-development as listed and noted on pages 20-23.
4On August 2, 2021, the Company acquired the Shady Grove Bio+Tech Campus in Rockville, Maryland, which includes three buildings that are currently vacant, totaling 202,000 square feet. The Company intends to reposition these three vacant buildings to support life science uses. These three buildings are not included in the Company’s in-service portfolio.
5The Company expects to be a 50% partner in the future development of these sites.

Q4 2021
Leasing activity
for the three months ended December 31, 2021

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	5,391,690
Add:
Properties placed (and partially placed) in-service [1]	1,302,783
Leases expiring or terminated during the period	1,174,899
Total space available for lease	7,869,372

1st generation leases	1,107,107
2nd generation leases with new tenants	768,346
2nd generation lease renewals	653,890
Total space leased	2,529,343

Vacant space available for lease at the end of the period	5,340,029
Net (increase)/decrease in available space	51,661

Second generation leasing information: [2]
Leases commencing during the period (SF)	1,422,236
Weighted average lease term (months)	89
Weighted average free rent period (days)	197
Total transaction costs per square foot [3]	$75.03
Increase (decrease) in gross rents [4]	(0.46)%
Increase (decrease) in net rents [5]	(0.77)%

	All leases (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [7]
	1st generation	2nd generation	total [6]	gross [4]	net [5]
Boston	67,214	206,868	274,082	18.55%	33.57%	414,986
Los Angeles	—	407,745	407,745	0.06%	0.14%	—
New York	—	221,790	221,790	(11.22)%	(17.78)%	594,292
San Francisco	6,709	184,674	191,383	0.71%	0.82%	405,167
Seattle	—	—	—	—	—	—
Washington, DC	1,033,184	401,159	1,434,343	(11.56)%	(18.06)%	379,015
Total / Weighted Average	1,107,107	1,422,236	2,529,343	(0.46)%	(0.77)%	1,793,460

_____________
1Total square feet of properties placed (and partially placed) in-service in Q4 2021 consists of 135,350 at 100 Causeway Street, 733,483 at 7750 Wisconsin Avenue, 295,506 at Reston Next and 138,444 at 200 West Street.
2Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,422,236 square feet of second generation leases that commenced in Q4 2021, leases for 417,566 square feet were signed in prior periods.
3Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
4Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,066,642 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
5Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,066,642 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
6Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
7Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 421,761.

Q4 2021
Portfolio overview
for the three months ended December 31, 2021
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2

	Office	Retail	Residential	Hotel	Total
Boston	14,155,295	1,058,249	550,114	330,000	16,093,658
Los Angeles	2,181,224	126,377	—	—	2,307,601
New York	11,331,449	417,849	—	—	11,749,298
San Francisco	7,287,533	351,186	318,171	—	7,956,890
Seattle	746,105	18,761	—	—	764,866
Washington, DC	9,005,248	684,709	822,436	—	10,512,393
Total	44,706,854	2,657,131	1,690,721	330,000	49,384,706
% of Total	90.53%	5.38%	3.42%	0.67%	100.00%

Rental revenue of in-service properties by unit type 1

	Office	Retail	Residential	Hotel [3]	Total
Consolidated	$652,267	$49,816	$12,015	$6,128	$720,226
Less:
Partners’ share from consolidated joint ventures [4]	67,709	8,750	—	—	76,459
Add:
BXP’s share from unconsolidated joint ventures [5]	48,911	2,352	2,316	—	53,579
BXP’s Share of Rental revenue [1]	$633,469	$43,418	$14,331	$6,128	$697,346
% of Total	90.84%	6.22%	2.06%	0.88%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 6

	CBD	Suburban	Total
Boston	27.27%	6.97%	34.24%
Los Angeles	2.95%	—%	2.95%
New York	25.59%	2.13%	27.72%
San Francisco	16.71%	2.91%	19.62%
Seattle	0.41%	—%	0.41%
Washington, DC	4.88%	10.18%	15.06%
Total	77.81%	22.19%	100.00%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 20-23.
3Excludes approximately $99 of revenue from retail tenants that is included in Retail.
4See page 59 for additional information.
5See page 61 for additional information.
6BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. to BXP’s Share of NOI (excluding termination income), see page 8.

Q4 2021
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel [2]
	Three Months Ended		Three Months Ended
	31-Dec-21	30-Sep-21	31-Dec-21	30-Sep-21
Rental Revenue [3]	$12,836	$10,894	$6,227	$5,189
Less: Operating expenses and real estate taxes	6,344	6,045	5,005	3,946
Net Operating Income (NOI) [3]	6,492	4,849	1,222	1,243
Add: BXP’s share of NOI from unconsolidated joint ventures	1,288	882	N/A	N/A
BXP’s Share of NOI [3]	$7,780	$5,731	$1,222	$1,243

Rental Revenue [3]	$12,836	$10,894	$6,227	$5,189
Less: Straight line rent and fair value lease revenue	(26)	(13)	5	5
Add: Lease transaction costs that qualify as rent inducements	—	48	—	—
Subtotal	12,862	10,955	6,222	5,184
Less: Operating expenses and real estate taxes	6,344	6,045	5,005	3,946
NOI - cash basis [3]	6,518	4,910	1,217	1,238
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	1,288	882	N/A	N/A
BXP’s Share of NOI - cash basis [3]	$7,806	$5,792	$1,217	$1,238

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-21	31-Dec-20
BOSTON

Hub50House (50% ownership), Boston, MA [3]	440
Average Monthly Rental Rate		$3,809	$3,499	8.86%
Average Rental Rate Per Occupied Square Foot		$5.31	$5.09	4.32%
Average Physical Occupancy		92.42%	51.89%	78.11%
Average Economic Occupancy		90.17%	45.58%	97.83%

Proto Kendall Square, Cambridge, MA [3,4]	280
Average Monthly Rental Rate		$2,728	$2,645	3.14%
Average Rental Rate Per Occupied Square Foot		$5.01	$4.88	2.66%
Average Physical Occupancy		95.48%	89.88%	6.23%
Average Economic Occupancy		95.22%	87.80%	8.45%

The Lofts at Atlantic Wharf, Boston, MA [3,4]	86
Average Monthly Rental Rate		$3,855	$3,803	1.37%
Average Rental Rate Per Occupied Square Foot		$4.29	$4.26	0.70%
Average Physical Occupancy		96.51%	86.43%	11.66%
Average Economic Occupancy		95.58%	85.06%	12.37%

Boston Marriott Cambridge (437 rooms), Cambridge, MA 2, 4	N/A
Average Occupancy		51.10%	6.30%	711.11%
Average Daily Rate		$241.14	$138.88	73.63%
Revenue Per Available Room		$152.71	$9.11	1,576.29%

SAN FRANCISCO

The Skylyne, Oakland, CA [3,5]	402
Average Monthly Rental Rate		$3,387	$2,873	17.89%
Average Rental Rate Per Occupied Square Foot		$4.07	$3.41	19.35%
Average Physical Occupancy		60.61%	6.22%	874.44%
Average Economic Occupancy		58.42%	3.23%	1,708.67%

Q4 2021
Residential and hotel performance (continued)

RENTAL RATES AND OCCUPANCY - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Dec-21	31-Dec-20
WASHINGTON, DC

Signature at Reston, Reston, VA [3,4]	508
Average Monthly Rental Rate		$2,596	$2,335	11.18%
Average Rental Rate Per Occupied Square Foot		$2.68	$2.42	10.74%
Average Physical Occupancy		93.83%	80.58%	16.44%
Average Economic Occupancy		93.22%	77.09%	20.92%

The Avant at Reston Town Center, Reston, VA [3,4]	359
Average Monthly Rental Rate		$2,340	$2,203	6.22%
Average Rental Rate Per Occupied Square Foot		$2.55	$2.42	5.37%
Average Physical Occupancy		94.15%	90.53%	4.00%
Average Economic Occupancy		93.84%	88.71%	5.78%

Total In-Service Residential Units	2,075

_____________
1Includes retail space.
2As a result of COVID-19, the Boston Marriott Cambridge closed in March 2020 and re-opened on October 2, 2020. The hotel continues to operate at a diminished occupancy due to the continued impact of COVID-19 on business and leisure travel.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4Excludes retail space.
5This property was completed and fully placed in-service on August 15, 2020 and is in its initial lease-up period with expected stabilization in the third quarter of 2022.

Q4 2021
In-service property listing

as of December 31, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,768,799	97.3%	$74.28
100 Federal Street (55% ownership)	CBD Boston MA	1	1,238,461	97.9%	65.43
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,197,745	90.1%	67.76
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,456	93.4%	71.18
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,823	99.8%	81.51
100 Causeway Street (50% ownership) [3,4]	CBD Boston MA	1	633,819	89.2%	62.28
Prudential Center (retail shops) [5,6]	CBD Boston MA	1	597,522	76.3%	97.45
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	56.98
The Hub on Causeway - Podium (50% ownership) [3]	CBD Boston MA	1	382,497	80.3%	69.59
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	77.85
Star Market at the Prudential Center [5]	CBD Boston MA	1	57,236	100.0%	59.82
Subtotal		11	8,400,154	93.6%	$71.72

145 Broadway	East Cambridge MA	1	490,086	99.1%	$87.13
355 Main Street	East Cambridge MA	1	259,640	99.3%	77.15
90 Broadway	East Cambridge MA	1	223,771	100.0%	73.42
255 Main Street	East Cambridge MA	1	215,394	97.5%	87.11
300 Binney Street	East Cambridge MA	1	195,191	100.0%	59.87
150 Broadway	East Cambridge MA	1	177,226	100.0%	82.70
105 Broadway	East Cambridge MA	1	152,664	100.0%	70.78
250 Binney Street	East Cambridge MA	1	67,362	100.0%	48.46
University Place	Mid-Cambridge MA	1	195,282	100.0%	55.54
Subtotal		9	1,976,616	99.4%	$75.41

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	993,110	73.4%	$44.43
Reservoir Place	Route 128 Mass Turnpike MA	1	527,029	80.3%	37.77
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,991	99.4%	42.53
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	56.63
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	88.1%	38.86
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	93.8%	41.64
200 West Street [4,7]	Route 128 Mass Turnpike MA	1	273,365	33.4%	56.22
10 CityPoint	Route 128 Mass Turnpike MA	1	241,203	98.1%	59.57
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.9%	51.95
77 CityPoint	Route 128 Mass Turnpike MA	1	209,711	100.0%	49.29
890 Winter Street	Route 128 Mass Turnpike MA	1	177,417	58.2%	44.56
153 & 211 Second Avenue [4]	Route 128 Mass Turnpike MA	2	136,882	100.0%	55.36
1265 Main Street (50% ownership) [3]	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.62
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	45.70
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	42.00
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	84.7%	57.40
Lexington Office Park [8]	Route 128 Northwest MA	2	166,779	55.2%	29.25
33 Hayden Avenue	Route 128 Northwest MA	1	80,876	100.0%	67.38
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.21
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	62.51
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	45.37
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	49.69
Subtotal		29	4,808,370	84.1%	$46.42

Boston Office Total:		49	15,185,140	91.4%	$64.83

Residential
Hub50House (440 units) (50% ownership) [3]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Boston Residential Total:		3	574,258

Q4 2021
In-service property listing (continued)

as of December 31, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
BOSTON (continued)
Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Boston Hotel Total:		1	334,260

Boston Total:		53	16,093,658

LOS ANGELES
Office
Colorado Center (50% ownership) [3]	West Los Angeles CA	6	1,130,605	87.8%	$70.85
Santa Monica Business Park (55% ownership) [3]	West Los Angeles CA	14	1,102,592	89.7%	65.19
Santa Monica Business Park Retail (55% ownership) [3,5]	West Los Angeles CA	7	74,404	90.1%	72.01
Subtotal		27	2,307,601	88.8%	$68.17

Los Angeles Total:		27	2,307,601	88.8%	$68.17

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,959,046	90.3%	$164.72
601 Lexington Avenue (55% ownership) [4]	Park Avenue NY	1	1,671,749	95.7%	99.06
399 Park Avenue	Park Avenue NY	1	1,577,544	96.8%	98.61
599 Lexington Avenue	Park Avenue NY	1	1,062,708	99.4%	93.15
Times Square Tower (55% ownership)	Times Square NY	1	1,225,448	85.3%	79.49
250 West 55th Street	Times Square / West Side NY	1	966,979	99.3%	99.56
Dock 72 (50% ownership) [3]	Brooklyn NY	1	668,625	33.1%	60.83
510 Madison Avenue	Fifth/Madison Avenue NY	1	353,800	99.0%	139.00
Subtotal		8	9,485,899	89.9%	$110.17

510 Carnegie Center	Princeton NJ	1	234,160	10.2%	$42.37
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	36.00
210 Carnegie Center	Princeton NJ	1	159,468	79.2%	37.46
212 Carnegie Center	Princeton NJ	1	151,355	74.9%	39.03
214 Carnegie Center	Princeton NJ	1	146,799	60.1%	35.63
506 Carnegie Center	Princeton NJ	1	138,616	82.1%	38.07
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	42.23
202 Carnegie Center	Princeton NJ	1	134,068	88.5%	41.52
804 Carnegie Center	Princeton NJ	1	130,000	100.0%	41.31
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	34.33
101 Carnegie Center	Princeton NJ	1	121,620	97.5%	39.35
502 Carnegie Center	Princeton NJ	1	121,460	96.2%	39.37
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	43.14
104 Carnegie Center	Princeton NJ	1	102,930	63.6%	39.50
103 Carnegie Center	Princeton NJ	1	96,331	62.1%	32.51
105 Carnegie Center	Princeton NJ	1	69,955	50.2%	36.56
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	36.24
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	38.37
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	37.26
Subtotal		18	2,263,399	78.1%	$38.65

New York Total:		26	11,749,298	87.6%	$97.90

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	100.0%	$105.11
Embarcadero Center Four	CBD San Francisco CA	1	941,228	92.9%	85.37
Embarcadero Center One	CBD San Francisco CA	1	831,603	84.4%	80.20
Embarcadero Center Two	CBD San Francisco CA	1	801,378	87.0%	80.33
Embarcadero Center Three	CBD San Francisco CA	1	786,864	86.7%	82.66
680 Folsom Street	CBD San Francisco CA	2	524,793	99.1%	70.90

Q4 2021
In-service property listing (continued)

as of December 31, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]	Annualized Rental Obligations Per Leased SF [2]
SAN FRANCISCO (continued)
535 Mission Street	CBD San Francisco CA	1	307,235	88.7%	86.08
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	67.65
Subtotal		9	5,639,863	92.1%	$87.56

Gateway Commons (50% ownership) [3,9]	South San Francisco CA	6	1,080,722	71.1%	$59.29
Mountain View Research Park	Mountain View CA	15	542,264	82.0%	70.47
2440 West El Camino Real	Mountain View CA	1	142,789	100.0%	86.67
453 Ravendale Drive	Mountain View CA	1	29,620	75.0%	39.96
North First Business Park [8]	San Jose CA	5	190,636	42.5%	23.96
Subtotal		28	1,986,031	73.5%	$63.18

San Francisco Office Total:		37	7,625,894	87.3%	$82.20

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
San Francisco Residential Total:		1	330,996

San Francisco Total:		38	7,956,890

SEATTLE
Office
Safeco Plaza (33.67% ownership) [3,4]	CBD Seattle WA	1	764,866	90.9%	$44.09
Subtotal		1	764,866	90.9%	$44.09

Seattle Total:		1	764,866	90.9%	$44.09

WASHINGTON, DC
Office
Metropolitan Square (20% ownership) [3]	East End Washington DC	1	657,481	65.6%	$69.18
901 New York Avenue (25% ownership) [3]	East End Washington DC	1	541,743	74.4%	69.05
601 Massachusetts Avenue	East End Washington DC	1	478,667	98.7%	86.83
Market Square North (50% ownership) [3]	East End Washington DC	1	417,989	77.9%	70.33
2200 Pennsylvania Avenue	CBD Washington DC	1	459,667	97.3%	91.04
1330 Connecticut Avenue	CBD Washington DC	1	253,941	89.9%	73.76
Sumner Square	CBD Washington DC	1	209,556	94.6%	55.67
500 North Capitol Street, N.W. (30% ownership) [3]	Capitol Hill Washington DC	1	230,900	98.5%	81.87
Capital Gallery	Southwest Washington DC	1	176,809	97.1%	54.03
Subtotal		9	3,426,753	84.8%	$74.94

South of Market	Reston VA	3	623,250	99.0%	$54.65
Fountain Square	Reston VA	2	505,232	76.5%	53.28
One Freedom Square	Reston VA	1	429,541	84.7%	46.28
Two Freedom Square	Reston VA	1	423,222	100.0%	48.12
One and Two Discovery Square	Reston VA	2	366,989	100.0%	51.31
One Reston Overlook	Reston VA	1	319,519	100.0%	46.54
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	64.96
Reston Corporate Center	Reston VA	2	261,046	100.0%	47.45
Democracy Tower	Reston VA	1	259,441	97.7%	59.90
Fountain Square Retail [5]	Reston VA	1	216,591	80.6%	41.74
Two Reston Overlook	Reston VA	1	134,615	100.0%	48.00
Subtotal		16	3,815,255	93.7%	$51.57

7750 Wisconsin Avenue (50% ownership) [3,4]	Bethesda/Chevy Chase MD	1	733,483	100.0%	$38.00
Wisconsin Place Office	Montgomery County MD	1	299,248	85.6%	60.20
Shady Grove Bio+Tech Campus [4,8]	North Rockville MD	4	233,452	64.4%	18.12
Kingstowne Two	Springfield VA	1	155,995	87.2%	38.04
Kingstowne One	Springfield VA	1	153,401	53.5%	38.55
7601 Boston Boulevard	Springfield VA	1	108,286	100.0%	34.12

Q4 2021
In-service property listing (continued)

as of December 31, 2021
	Sub Market	Number of Buildings	Square Feet	Leased % [1]		Annualized Rental Obligations Per Leased SF [2]
WASHINGTON, DC (continued)
7435 Boston Boulevard	Springfield VA	1	103,557	43.7%		22.66
8000 Grainger Court	Springfield VA	1	88,775	—%		—
Kingstowne Retail [5]	Springfield VA	1	88,228	96.9%		42.27
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		19.60
7501 Boston Boulevard	Springfield VA	1	75,756	—%		—
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		18.17
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		19.52
8000 Corporate Court	Springfield VA	1	52,539	100.0%		16.57
7451 Boston Boulevard	Springfield VA	1	45,949	65.3%		19.06
7300 Boston Boulevard	Springfield VA	1	32,000	100.0%		24.00
7375 Boston Boulevard	Springfield VA	1	26,865	31.5%		24.77
Subtotal		20	2,397,228	80.1%		$35.92

Washington, DC Office Total:		45	9,639,236	87.2%		$56.03

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374
Washington, DC Residential Total:		2	873,157

Washington, DC Total:		47	10,512,393

Total In-Service Properties:		192	49,384,706	88.8%	[10]	$73.76	[10]

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3This is an unconsolidated joint venture property.
4Not included in the Same Property analysis. The Company’s One Five Nine East 53rd Street development project, the low-rise portion of 601 Lexington Avenue, was fully placed in-service in February 2021 and excluded from the Company’s Same Property analysis.
5This is a retail property.
6Includes 145,849 square feet at Prudential Center (retail shops) of leases terminated by the Company where the tenant still occupies the space.
7Includes 138,444 square feet of redevelopment that was fully placed in-service in December 2021. For additional detail, see page 14.
8Property held for redevelopment.
9During January 2022, 651 Gateway was taken out of service and placed in redevelopment. 651 Gateway is 292,967 rentable square feet.
10Excludes Hotel and Residential properties. For additional detail, see pages 18-19.

Q4 2021
Top 20 tenants listing and portfolio tenant diversification
as of December 31, 2021
TOP 20 TENANTS

No.	Tenant	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	salesforce.com	3.53%	10.1
2	Arnold & Porter Kaye Scholer	2.59%	12.4
3	Akamai Technologies	2.21%	12.8
4	Biogen	1.78%	4.9
5	Shearman & Sterling	1.58%	11.9
6	Kirkland & Ellis	1.52%	15.9
7	Ropes & Gray	1.50%	8.4
8	Google	1.36%	15.7
9	WeWork	1.35%	11.7
10	Microsoft	1.31%	10.2
11	Millennium Management	1.21%	9.0
12	Weil Gotshal & Manges	1.20%	12.4
13	Wellington Management	1.14%	11.3
14	Aramis (Estee Lauder)	1.05%	15.7
15	Morrison & Foerster	0.91%	8.7
16	O'Melveny & Myers	0.87%	2.9
17	Snap	0.85%	4.0
18	US Government	0.84%	5.2
19	Bank of America	0.83%	13.5
20	Mass Financial Services	0.82%	6.2
	BXP’s Share of Annualized Rental Obligations	28.44%
	BXP’s Share of Square Feet [1]	23.00%
	Weighted Average Remaining Lease Term (years)		10.6

NOTABLE SIGNED DEALS 3

Tenant	Property	Square Feet
Google	325 Main Street	379,000
Fannie Mae [4]	Reston Next	332,000
Wilmer Cutler Pickering Hale	2100 Pennsylvania Avenue	268,000
Genentech	751 Gateway	229,000
Volkswagen Group of America	Reston Next	196,000
Translate Bio	200 West Street	138,000
TENANT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.
4Excludes approximately 371,000 square feet of space for which revenue recognition commenced in the fourth quarter of 2021.

Q4 2021
Occupancy by location
as of December 31, 2021

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Dec-21	30-Sep-21	31-Dec-21	30-Sep-21	31-Dec-21	30-Sep-21
Boston	94.7%	94.7%	84.1%	87.6%	91.4%	92.3%
Los Angeles	88.8%	83.4%	—%	—%	88.8%	83.4%
New York	89.9%	89.9%	78.1%	77.1%	87.6%	87.5%
San Francisco	92.1%	92.1%	73.5%	74.0%	87.3%	87.3%
Seattle	90.9%	90.9%	—%	—%	90.9%	90.9%
Washington, DC	84.8%	84.3%	88.5%	85.5%	87.2%	85.1%
Total Portfolio	91.2%	90.7%	83.6%	83.4%	88.8%	88.4%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Dec-21	31-Dec-20	31-Dec-21	31-Dec-20	31-Dec-21	31-Dec-20
Boston	95.1%	98.4%	86.2%	87.9%	92.3%	95.1%
Los Angeles	88.8%	93.5%	—%	—%	88.8%	93.5%
New York	89.9%	90.0%	78.1%	76.6%	87.5%	87.4%
San Francisco	92.1%	95.0%	73.5%	78.6%	87.3%	90.7%
Seattle [3]	—%	N/A	—%	N/A	—%	N/A
Washington, DC	84.8%	83.7%	87.9%	84.7%	86.7%	84.3%
Total Portfolio	91.3%	93.2%	83.7%	83.6%	88.9%	90.1%

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
3The Company entered the Seattle market on September 1, 2021. Therefore, there is no occupancy information provided for the prior year.

Q4 2021
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$3,300,000
Unsecured Line of Credit	145,000
Unsecured Senior Notes, at face value	9,550,000
Outstanding Principal	12,995,000
Discount on Unsecured Senior Notes	(16,548)
Deferred Financing Costs, Net	(81,843)
Consolidated Debt	$12,896,609
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP	Stated	Outstanding Principal
601 Lexington Avenue (55% ownership)	January 9, 2032	2.92%	2.79%	$1,000,000
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	2,300,000
Total				$3,300,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 1

	Maturity Date	Effective Yield (on issue date)	Coupon	Outstanding Principal
10.5 Year Unsecured Senior Notes	September 1, 2023	3.28%	3.13%	$500,000
10.5 Year Unsecured Senior Notes	February 1, 2024	3.92%	3.80%	700,000
7 Year Unsecured Senior Notes	January 15, 2025	3.35%	3.20%	850,000
10 Year Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	1,000,000
10 Year Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
10 Year Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
10.5 Year Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
10.75 Year Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
11 Year Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
12 Year Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
				$9,550,000
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [2]
Common Stock	156,545	156,545	$18,030,853
Common Operating Partnership Units	18,047	18,047	2,078,653
Total Equity		174,592	$20,109,506

Consolidated Debt (A)			$12,896,609
Add: BXP’s share of unconsolidated joint venture debt [3]			1,383,887
Less: Partners’ share of consolidated debt [4]			1,356,579
BXP’s Share of Debt [5] (B)			$12,923,917

Consolidated Market Capitalization (C)			$33,006,115
BXP’s Share of Market Capitalization [5] (D)			$33,033,423
Consolidated Debt/Consolidated Market Capitalization (A÷C)			39.07%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [5] (B÷D)			39.12%

_____________
1All unsecured senior notes are rated BBB+ (stable), and Baa1 (stable) by S&P and Moody’s, respectively.
2Values are based on the December 31, 2021 closing price of $115.18 per share of BXP common stock.
3Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 33.
4Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 31.
5See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.

Q4 2021
Debt analysis [1]
as of December 31, 2021
(dollars in thousands)

UNSECURED CREDIT FACILITY - MATURES JUNE 15, 2026

	Facility	Outstanding at December 31, 2021	Letters of Credit	Remaining Capacity at December 31, 2021
Unsecured Line of Credit	$1,500,000	$145,000	$6,348	$1,348,652

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Unsecured Debt	74.66%	3.31%	3.40%	6.5
Secured Debt	25.34%	3.24%	3.42%	6.8
Consolidated Debt	100.00%	3.29%	3.40%	6.6

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	1.12%	0.87%	0.98%	4.5
Fixed Rate Debt	98.88%	3.32%	3.43%	6.6
Consolidated Debt	100.00%	3.29%	3.40%	6.6

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 33.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

Q4 2021
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of December 31, 2021 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	46.3%	42.9%
Secured Debt/Total Assets	Less than 50%	15.6%	14.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.23	4.23
Unencumbered Assets/ Unsecured Debt	Greater than 150%	247.1%	270.6%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q4 2021
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Dec-21	30-Sep-21
Net income attributable to Boston Properties, Inc.	$184,537	$108,297
Add:
Noncontrolling interest - common units of the Operating Partnership	20,544	11,982
Noncontrolling interest in property partnerships	18,204	18,971
Net income	223,285	139,250
Add:
Interest expense	103,331	105,794
Losses from early extinguishments of debt	44,284	—
Depreciation and amortization expense	177,521	179,412
Less:
Gains on sales of real estate	115,556	348
Loss from unconsolidated joint ventures	(825)	(5,597)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [2]	32,724	24,121
EBITDAre [1]	466,414	453,826
Less:
Partners’ share of EBITDAre from consolidated joint ventures [3]	47,673	47,740
BXP’s Share of EBITDAre [1] (A)	418,741	406,086
Add:
Stock-based compensation expense	7,466	8,440
BXP’s Share of straight-line ground rent expense adjustment [1]	877	996
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	3,408	3,379
Less:
BXP’s Share of straight-line rent [1]	30,129	35,811
BXP’s Share of fair value lease revenue [1]	2,058	1,793
Non-cash losses from early extinguishments of debt	1,433	—
BXP’s Share of EBITDAre – cash [1]	$396,872	$381,297

BXP’s Share of EBITDAre (Annualized) [4] (A x 4)	$1,674,964	$1,624,344

Reconciliation of BXP’s Share of Net Debt 1

	31-Dec-21	30-Sep-21
Consolidated debt	$12,896,609	$13,378,350
Add:
Special dividend payable	—	—
Less:
Cash and cash equivalents	452,692	1,002,728
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	12,443,917	12,375,622
Add:
BXP’s share of unconsolidated joint venture debt [2]	1,383,887	1,289,582
Partners’ share of cash and cash equivalents from consolidated joint ventures	127,413	123,115
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	102,942	95,224
Partners’ share of consolidated joint venture debt [3]	1,356,579	1,190,479
BXP’s Share of Net Debt [1] (B)	$12,495,696	$12,502,616

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	7.46	7.70

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended December 31, 2021, see pages 33 and 60.
3For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended December 31, 2021, see pages 31 and 58.
4BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q4 2021
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Dec-21	30-Sep-21
BXP’s Share of interest expense [1]	$104,492	$105,713
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,805	3,587
Adjusted interest expense excluding capitalized interest (A)	99,241	100,680
Add:
BXP’s Share of capitalized interest [1]	14,246	12,375
Adjusted interest expense including capitalized interest (B)	$113,487	$113,055

BXP’s Share of EBITDAre – cash [1,2] (C)	$396,872	$381,297

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	4.00	3.79
Interest Coverage Ratio (including capitalized interest) (C÷B)	3.50	3.37

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Dec-21	30-Sep-21
BXP’s Share of interest expense [1]	$104,492	$105,713
Less:
BXP’s Share of hedge amortization [1]	1,446	1,446
BXP’s Share of amortization of financing costs [1]	3,805	3,587
Add:
BXP’s Share of capitalized interest [1]	14,246	12,375
BXP’s Share of maintenance capital expenditures [1]	27,743	16,800
Hotel improvements, equipment upgrades and replacements	57	3
Total Fixed Charges (A)	$141,287	$129,858

BXP’s Share of EBITDAre – cash [1,2] (B)	$396,872	$381,297
Fixed Charge Coverage Ratio (B÷A)	2.81	2.94

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
2For a qualitative reconciliation of BXP’s Share of EBITDAre – cash, see page 29.

Q4 2021
Consolidated joint ventures
d
as of December 31, 2021
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

			Norges Joint Ventures [1]
			Times Square Tower
			601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue		100 Federal Street	Total Consolidated
ASSETS	(The GM Building) [1]		Atlantic Wharf Office	Joint Ventures

Real estate, net	$3,192,735		$2,271,059	$5,463,794
Cash and cash equivalents	160,177		140,760	300,937
Other assets	269,788		370,067	639,855
Total assets	$3,622,700		$2,781,886	$6,404,586

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,280,985		$986,898	$3,267,883
Other liabilities	110,147		89,978	200,125
Total liabilities	2,391,132		1,076,876	3,468,008
Equity:
Boston Properties, Inc.	740,496		639,407	1,379,903
Noncontrolling interests	491,072		1,065,603	1,556,675	[2]
Total equity	1,231,568		1,705,010	2,936,578
Total liabilities and equity	$3,622,700		$2,781,886	$6,404,586

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [3]	$64,071		$63,342	$127,413

Partners’ share of consolidated debt [3]	$912,474	[4]	$444,105	$1,356,579

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Amount excludes preferred shareholders’ capital of approximately $0.1 million.
3Amounts represent the partners’ share based on their respective ownership percentages.
4Amount adjusted for basis differentials.

Q4 2021
Consolidated joint ventures (continued)
for the three months ended December 31, 2021
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Revenue
Lease [1]	$71,858	$97,254		$169,112
Straight-line rent	3,124	4,581		7,705
Fair value lease revenue	(28)	81		53
Termination income	—	(8)		(8)
Total lease revenue	74,954	101,908		176,862
Parking and other	—	1,227		1,227
Insurance proceeds	—	147	[2]	147
Total rental revenue [3]	74,954	103,282		178,236
Expenses
Operating	28,036	35,282		63,318
Restoration expenses related to insurance claim	—	232	[2]	232
Total expenses	28,036	35,514		63,550

Net Operating Income (NOI)	46,918	67,768		114,686

Other income (expense)
Development and management services revenue	—	9		9
Interest and other income	—	91		91
Loss from early extinguishment of debt	—	(104)		(104)
Interest expense	(21,286)	(7,725)		(29,011)
Depreciation and amortization expense	(16,418)	(22,999)		(39,417)
General and administrative expense	(71)	(175)		(246)
Total other income (expense)	(37,775)	(30,903)		(68,678)
Net income	$9,143	$36,865		$46,008

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street	Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Atlantic Wharf Office	Joint Ventures
Net income	$9,143	$36,865	$46,008
Add: Depreciation and amortization expense	16,418	22,999	39,417
Entity FFO	$25,561	$59,864	$85,425

Partners’ NCI [4]	$2,721	$15,483	$18,204
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	6,890	10,592	17,482
Partners’ share FFO [4]	$9,611	$26,075	$35,686

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$6,422	$21,382	$27,804
Depreciation and amortization expense - BXP’s basis difference	41	401	442
BXP’s share of depreciation and amortization expense	9,487	12,006	21,493
BXP’s share of FFO	$15,950	$33,789	$49,739
_____________
1 Lease revenue includes recoveries from tenants and service income from tenants.
2 Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2021
Unconsolidated joint ventures [1]

as of December 31, 2021
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway	50.00%	$—	$—	—	—%	—%
100 Causeway Street	50.00%	57,687	154,011	September 5, 2023	1.57%	1.78%
Podium	50.00%	48,980	86,921	September 6, 2023	2.34%	2.51%
Hub50House	50.00%	47,774	88,149	April 19, 2022	2.09%	2.38%
Hotel Air Rights	50.00%	11,505	—	—	—%	—%
1265 Main Street	50.00%	3,541	18,099	January 1, 2032	3.77%	3.84%
Los Angeles
Santa Monica Business Park	55.00%	156,639	163,970	July 19, 2025	4.06%	4.24%
Colorado Center	50.00%	231,479	274,712	August 9, 2027	3.56%	3.58%
Beach Cities Media Center	50.00%	27,106	—	—	—%	—%
New York
Dock 72 [3]	50.00%	28,412	98,249	December 18, 2023	3.10%	3.33%
360 Park Avenue South [4]	42.21%	106,855	83,767	December 14, 2024	2.55%	2.79%
3 Hudson Boulevard [5]	25.00%	116,306	19,976	July 13, 2023	3.59%	3.67%
San Francisco
Platform 16	55.00%	109,086	—	—	—%	—%
Gateway Commons [6]	50.00%	327,148	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	72,545	83,641	September 1, 2026	2.35%	2.49%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	61,626	106,456	April 26, 2023	1.34%	1.88%
1001 6th Street	50.00%	42,576	—	—	—%	—%
Market Square North	50.00%	(1,205)	62,102	November 10, 2025	2.80%	2.96%
Wisconsin Place Parking Facility	33.33%	33,732	—	—	—%	—%
500 North Capitol Street, N.W.	30.00%	(7,913)	31,475	June 6, 2023	4.15%	4.20%
901 New York Avenue	25.00%	(12,597)	54,051	January 5, 2025	3.61%	3.69%
Metropolitan Square	20.00%	(15,356)	58,308	July 7, 2022	5.40%	6.90%
		1,445,926
Investments with deficit balances reflected within Other Liabilities		37,071
Investments in Unconsolidated Joint Ventures		$1,482,997
Mortgage/Construction Loans Payable, Net			$1,383,887

Q4 2021
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rate	GAAP Rate [2]	Maturity (years)
Floating Rate Debt	60.81%	2.43%	2.77%	2.0
Fixed Rate Debt	39.19%	3.76%	3.84%	4.6
Total Debt	100.00%	2.95%	3.19%	3.0

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees.
3 The property includes net equity balances from the amenity joint venture.
4 The Company’s partners will fund required capital until their aggregate investment is approximately 58% of all capital contributions; thereafter, the partners will fund required capital according to their percentage interests.
5 The Company has provided $80.0 million of mortgage financing to the joint venture. The loan has been reflected as Related Party Note Receivable, Net on the Company’s Consolidated Balance Sheets.
6 As a result of the partner’s deferred contribution, the Company owned an approximately 50% interest in the joint venture at December 31, 2021. Future development projects will be owned 49% by the Company and 51% by its partner.

Q4 2021
Unconsolidated joint ventures (continued)
for the three months ended December 31, 2021
(unaudited and dollars in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,050	$29,195		$3,620	$11,743		$6,652	$27,833		$103,093
Straight-line rent	(1,968)	5,205		54	250		609	1,465		5,615
Fair value lease revenue	—	339		—	38		1,141	—		1,518
Termination income	183	(7)		—	—		—	—		176
Total lease revenue	22,265	34,732		3,674	12,031		8,402	29,298		110,402
Parking and other	47	2,367		—	1		238	1,407		4,060
Total rental revenue [3]	22,312	37,099		3,674	12,032		8,640	30,705		114,462
Expenses
Operating	7,950	12,764		4,247	4,440		3,215	11,406		44,022
Net operating income/(loss)	14,362	24,335		(573)	7,592		5,425	19,299		70,440

Other income/(expense)
Development and management services revenue	—	—		439	240		—	—		679
Interest and other income	—	5		—	2		—	—		7
Interest expense	(3,784)	(12,061)		(2,598)	(3)		(1,589)	(10,138)		(30,173)
Transaction costs	—	—		(463)	—		—	—		(463)
Depreciation and amortization expense	(7,663)	(13,271)		(2,758)	(5,282)		(5,093)	(9,288)		(43,355)
General and administrative expense	—	(103)		(3)	(8)		(2)	(61)		(177)
Total other income/(expense)	(11,447)	(25,430)		(5,383)	(5,051)		(6,684)	(19,487)		(73,482)
Net income/(loss)	$2,915	$(1,095)		$(5,956)	$2,541		$(1,259)	$(188)		$(3,042)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income/(loss)	$1,458	$(745)		$(2,842)	$1,270		$(425)	$1,298	[4]	$14
Basis differential
Straight-line rent	$—	$91	[5]	$—	$7	[6]	$—	$—		$98
Fair value lease revenue	—	301	[5]	—	(220)	[6]	—	—		81
Termination income	—	—		—	—		—	—		—
Depreciation and amortization expense	(35)	(743)	[5]	375	(507)	[6]	—	(108)		(1,018)
Total basis differential [7]	(35)	(351)	[5]	375	(720)	[6]	—	(108)		(839)
Income/(loss) from unconsolidated joint ventures	1,423	(1,096)		(2,467)	550		(425)	1,190	[4]	(825)
Add:
BXP’s share of depreciation and amortization expense	3,866	7,763		1,004	3,266		1,715	2,787	[4]	20,401
BXP’s share of FFO	$5,289	$6,667		$(1,463)	$3,816		$1,290	$3,977		$19,576

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from tenants and service income from tenants.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
5 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
6 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Q4 2021
Lease expirations - All in-service properties[1,2,3]

as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	235,106	164,136	10,331,216	62.94	10,331,216	62.94	0.43%	[4]
2022	2,527,750	2,206,584	138,299,831	62.68	139,622,883	63.28	5.77%
2023	2,313,572	2,009,143	136,078,536	67.73	140,308,238	69.83	5.25%
2024	3,758,095	3,341,315	211,274,611	63.23	214,679,584	64.25	8.73%
2025	2,637,433	2,410,509	159,530,490	66.18	165,868,507	68.81	6.30%
2026	3,271,914	2,696,832	199,618,440	74.02	213,967,817	79.34	7.05%
2027	2,095,081	1,848,859	127,970,565	69.22	138,416,946	74.87	4.83%
2028	2,857,532	2,299,039	165,683,593	72.07	185,920,322	80.87	6.01%
2029	2,797,381	2,417,502	168,078,272	69.53	193,036,022	79.85	6.32%
2030	2,365,288	2,278,825	168,602,928	73.99	188,851,827	82.87	5.95%
Thereafter	15,001,959	11,942,526	914,395,661	76.57	1,126,441,711	94.32	31.20%

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	9,593	9,593	737,529	76.88	805,131	83.93	0.42%	[4]
2022	260,025	259,005	10,483,940	40.48	10,487,322	40.49	11.29%
2023	121,075	119,158	8,889,391	74.60	8,964,343	75.23	5.19%
2024	168,976	158,267	15,417,186	97.41	16,238,278	102.60	6.90%
2025	98,762	85,666	7,510,411	87.67	7,710,948	90.01	3.73%
2026	119,674	107,659	17,413,288	161.74	19,296,698	179.24	4.69%
2027	122,767	112,351	13,694,159	121.89	14,514,994	129.19	4.90%
2028	65,419	62,143	7,901,902	127.16	8,861,200	142.59	2.71%
2029	133,411	110,111	11,025,676	100.13	12,410,724	112.71	4.80%
2030	196,925	159,036	11,268,504	70.86	12,433,802	78.18	6.93%
Thereafter	663,245	518,810	63,428,641	122.26	81,557,076	157.20	22.61%

IN-SERVICE PROPERTIES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease Expiration							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2021	244,699	173,729	11,068,745	63.71	11,136,347	64.10	0.43%	[4]
2022	2,787,775	2,465,589	148,783,771	60.34	150,110,205	60.88	6.08%
2023	2,434,647	2,128,301	144,967,927	68.11	149,272,581	70.14	5.25%
2024	3,927,071	3,499,582	226,691,797	64.78	230,917,862	65.98	8.63%
2025	2,736,195	2,496,175	167,040,901	66.92	173,579,455	69.54	6.15%
2026	3,391,588	2,804,491	217,031,728	77.39	233,264,515	83.18	6.91%
2027	2,217,848	1,961,210	141,664,724	72.23	152,931,940	77.98	4.83%
2028	2,922,951	2,361,182	173,585,495	73.52	194,781,522	82.49	5.82%
2029	2,930,792	2,527,613	179,103,948	70.86	205,446,746	81.28	6.23%
2030	2,562,213	2,437,861	179,871,432	73.78	201,285,629	82.57	6.01%
Thereafter	15,665,204	12,461,336	977,824,302	78.47	1,207,998,787	96.94	30.72%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Total includes Seattle region.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	1,008	1,008	32,700	32.44	32,700	32.44	[4]
2022	987,183	919,446	45,646,825	49.65	48,051,092	52.26
2023	900,307	807,192	48,689,776	60.32	49,530,024	61.36
2024	928,867	896,480	49,409,522	55.12	51,030,899	56.92
2025	1,080,247	1,061,134	60,741,197	57.24	62,832,702	59.21
2026	843,008	811,697	52,774,654	65.02	56,238,883	69.29
2027	477,653	469,853	30,060,833	63.98	32,576,414	69.33
2028	1,070,955	1,070,955	69,126,563	64.55	74,730,915	69.78
2029	807,024	677,438	35,407,880	52.27	40,941,594	60.44
2030	1,302,646	1,295,973	82,405,712	63.59	91,133,499	70.32
Thereafter	4,528,011	3,608,919	256,998,886	71.21	320,941,052	88.93

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	174,668	174,353	6,263,754	35.93	6,268,704	35.95
2023	44,834	44,834	2,843,945	63.43	2,819,256	62.88
2024	81,404	81,404	5,826,108	71.57	5,789,310	71.12
2025	38,874	38,874	3,068,810	78.94	3,188,667	82.03
2026	26,512	26,512	4,832,682	182.28	5,087,567	191.90
2027	73,941	67,627	10,822,140	160.03	11,520,866	170.36
2028	45,230	45,230	6,782,164	149.95	7,519,806	166.26
2029	56,791	55,441	7,281,998	131.35	7,931,128	143.06
2030	88,800	54,405	5,240,900	96.33	5,686,513	104.52
Thereafter	151,064	110,954	8,338,503	75.15	9,497,378	85.60

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	1,008	1,008	32,700	32.44	32,700	32.44	[4]
2022	1,161,851	1,093,799	51,910,579	47.46	54,319,796	49.66
2023	945,141	852,026	51,533,721	60.48	52,349,280	61.44
2024	1,010,271	977,884	55,235,630	56.48	56,820,209	58.11
2025	1,119,121	1,100,008	63,810,007	58.01	66,021,369	60.02
2026	869,520	838,209	57,607,336	68.73	61,326,450	73.16
2027	551,594	537,480	40,882,973	76.06	44,097,280	82.04
2028	1,116,185	1,116,185	75,908,727	68.01	82,250,721	73.69
2029	863,815	732,879	42,689,878	58.25	48,872,722	66.69
2030	1,391,446	1,350,378	87,646,612	64.91	96,820,012	71.70
Thereafter	4,679,075	3,719,873	265,337,389	71.33	330,438,430	88.83
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	1,008	1,008	32,700	32.44	32,700	32.44	[4]
Total 2021	1,008	1,008	32,700	32.44	32,700	32.44

Q1 2022	136,186	129,397	7,183,617	55.52	7,190,982	55.57
Q2 2022	131,752	131,721	5,920,350	44.95	5,922,750	44.96
Q3 2022	161,246	158,514	7,856,519	49.56	7,681,606	48.46
Q4 2022	557,999	499,814	24,686,339	49.39	27,255,753	54.53
Total 2022	987,183	919,446	45,646,825	49.65	48,051,092	52.26

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	—	—	—	—	—	—

Q1 2022	153,631	153,316	4,163,631	27.16	4,168,581	27.19
Q2 2022	9,287	9,287	993,050	106.93	993,050	106.93
Q3 2022	11,511	11,511	1,004,292	87.25	1,004,292	87.25
Q4 2022	239	239	102,781	430.05	102,781	430.05
Total 2022	174,668	174,353	6,263,754	35.93	6,268,704	35.95

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	1,008	1,008	32,700	32.44	32,700	32.44	[4]
Total 2021	1,008	1,008	32,700	32.44	32,700	32.44

Q1 2022	289,817	282,713	11,347,248	40.14	11,359,563	40.18
Q2 2022	141,039	141,008	6,913,400	49.03	6,915,800	49.05
Q3 2022	172,757	170,025	8,860,811	52.11	8,685,898	51.09
Q4 2022	558,238	500,053	24,789,120	49.57	27,358,534	54.71
Total 2022	1,161,851	1,093,799	51,910,579	47.46	54,319,796	49.66
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	49,169	26,758	1,975,401	73.82	1,983,520	74.13
2023	94,066	51,736	3,043,842	58.83	3,128,031	60.46
2024	132,131	72,672	4,690,189	64.54	5,020,644	69.09
2025	11,419	6,280	438,037	69.75	497,639	79.24
2026	588,021	323,412	21,233,861	65.66	24,270,253	75.04
2027	—	—	—	—	—	—
2028	301,388	155,984	11,513,354	73.81	14,468,902	92.76
2029	349,913	174,957	11,768,249	67.26	14,588,826	83.39
2030	—	—	—	—	—	—
Thereafter	418,223	209,112	14,366,673	68.70	22,727,242	108.68

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	—	—	—	—	—	—
2023	1,405	703	47,202	67.19	48,242	68.67
2024	4,333	2,283	124,120	54.36	133,590	58.51
2025	17,218	9,381	1,465,333	156.20	1,472,197	156.93
2026	5,827	3,205	317,106	98.95	352,914	110.12
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	20,965	1,226,576	58.51	1,379,525	65.80
2030	5,283	2,906	323,316	111.27	403,348	138.82
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	49,169	26,758	1,975,401	73.82	1,983,520	74.13
2023	95,471	52,439	3,091,044	58.95	3,176,273	60.57
2024	136,464	74,955	4,814,309	64.23	5,154,234	68.76
2025	28,637	15,661	1,903,370	121.54	1,969,836	125.78
2026	593,848	326,617	21,550,967	65.98	24,623,167	75.39
2027	—	—	—	—	—	—
2028	301,388	155,984	11,513,354	73.81	14,468,902	92.76
2029	388,031	195,922	12,994,825	66.33	15,968,351	81.50
2030	5,283	2,906	323,316	111.26	403,348	138.80
Thereafter	418,223	209,112	14,366,673	68.70	22,727,242	108.68
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2021
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	—	—	—	—	—	—

Q1 2022	1,809	995	77,991	78.38	77,991	78.38
Q2 2022	18,785	10,332	711,089	68.82	711,089	68.82
Q3 2022	5,698	2,849	240,465	84.40	248,584	87.25
Q4 2022	22,877	12,582	945,855	75.18	945,855	75.18
Total 2022	49,169	26,758	1,975,401	73.82	1,983,520	74.13

RETAIL

BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	—	—	—	—	—	—

Q1 2022	—	—	—	—	—	—
Q2 2022	—	—	—	—	—	—
Q3 2022	—	—	—	—	—	—
Q4 2022	—	—	—	—	—	—
Total 2022	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	—	—	—	—	—	—

Q1 2022	1,809	995	77,991	78.38	77,991	78.38
Q2 2022	18,785	10,332	711,089	68.82	711,089	68.82
Q3 2022	5,698	2,849	240,465	84.40	248,584	87.25
Q4 2022	22,877	12,582	945,855	75.18	945,855	75.18
Total 2022	49,169	26,758	1,975,401	73.82	1,983,520	74.13
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. The Company owns 50% of Colorado Center and 55% of Santa Monica Business Park.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Q4 2021
Lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	5,891	5,891	972,160	165.02	972,160	165.02	[4]
2022	696,314	561,314	47,192,978	84.08	45,874,458	81.73
2023	379,604	291,415	28,783,292	98.77	30,437,895	104.45
2024	1,304,196	1,060,183	72,818,601	68.68	72,206,321	68.11
2025	589,995	524,535	44,396,369	84.64	44,491,953	84.82
2026	584,341	458,289	38,911,789	84.91	39,634,394	86.48
2027	499,703	404,440	29,816,331	73.72	31,098,706	76.89
2028	230,144	208,098	21,771,683	104.62	23,120,139	111.10
2029	654,531	624,752	63,674,583	101.92	69,139,065	110.67
2030	652,930	616,241	55,693,208	90.38	60,504,001	98.18
Thereafter	4,256,864	3,189,927	299,208,386	93.80	360,378,226	112.97

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	5,072	5,001	641,744	128.33	658,484	131.68
2023	1,847	1,108	1,286,362	1,160.77	1,363,306	1,230.20
2024	11,244	8,623	5,720,847	663.43	6,292,514	729.72
2025	—	—	—	—	—	—
2026	22,954	19,030	7,931,903	416.81	8,486,615	445.96
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	3,135	3,135	695,362	221.81	826,001	263.48
2030	2,895	2,053	804,550	391.97	954,533	465.04
Thereafter	308,705	229,426	49,286,895	214.83	62,500,330	272.42

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	5,891	5,891	972,160	165.02	972,160	165.02	[4]
2022	701,386	566,315	47,834,722	84.47	46,532,942	82.17
2023	381,451	292,523	30,069,654	102.79	31,801,201	108.71
2024	1,315,440	1,068,806	78,539,448	73.48	78,498,835	73.45
2025	589,995	524,535	44,396,369	84.64	44,491,953	84.82
2026	607,295	477,319	46,843,692	98.14	48,121,009	100.82
2027	499,703	404,440	29,816,331	73.72	31,098,706	76.89
2028	230,144	208,098	21,771,683	104.62	23,120,139	111.10
2029	657,666	627,887	64,369,945	102.52	69,965,066	111.43
2030	655,825	618,294	56,497,758	91.38	61,458,534	99.40
Thereafter	4,565,569	3,419,353	348,495,281	101.92	422,878,556	123.67
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	5,891	5,891	972,160	165.02	972,160	165.02	[4]
Total 2021	5,891	5,891	972,160	165.02	972,160	165.02

Q1 2022	80,521	64,873	6,269,357	96.64	6,292,470	97.00
Q2 2022	44,588	43,073	3,417,287	79.34	3,417,287	79.34
Q3 2022	360,553	269,706	24,724,183	91.67	24,724,183	91.67
Q4 2022	210,652	183,662	12,782,151	69.60	11,440,519	62.29
Total 2022	696,314	561,314	47,192,978	84.08	45,874,458	81.73

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	—	—	—	—	—	—
Total 2021	—	—	—	—	—	—

Q1 2022	715	715	18,000	25.17	18,000	25.17
Q2 2022	178	107	540	5.06	17,280	161.80
Q3 2022	4,179	4,179	623,204	149.13	623,204	149.13
Q4 2022	—	—	—	—	—	—
Total 2022	5,072	5,001	641,744	128.33	658,484	131.68

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	5,891	5,891	972,160	165.02	972,160	165.02	[4]
Total 2021	5,891	5,891	972,160	165.02	972,160	165.02

Q1 2022	81,236	65,588	6,287,357	95.86	6,310,470	96.21
Q2 2022	44,766	43,180	3,417,827	79.15	3,434,567	79.54
Q3 2022	364,732	273,885	25,347,387	92.55	25,347,387	92.55
Q4 2022	210,652	183,662	12,782,151	69.60	11,440,519	62.29
Total 2022	701,386	566,315	47,834,722	84.47	46,532,942	82.17
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	207,284	138,774	8,625,650	62.16	8,625,650	62.16	[4]
2022	385,349	367,741	26,523,558	72.13	26,625,905	72.40
2023	614,303	556,097	41,295,662	74.26	42,442,682	76.32
2024	703,601	660,761	46,020,300	69.65	46,425,587	70.26
2025	518,788	501,280	41,014,600	81.82	44,200,700	88.18
2026	645,462	558,013	49,004,867	87.82	53,055,558	95.08
2027	472,905	469,582	42,595,723	90.71	47,409,103	100.96
2028	524,953	512,697	44,247,215	86.30	52,019,070	101.46
2029	264,489	246,205	23,570,517	95.74	28,177,494	114.45
2030	269,363	267,319	24,994,329	93.50	30,440,253	113.87
Thereafter	1,718,666	1,673,961	161,258,552	96.33	190,226,854	113.64

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	4,631	4,631	435,078	93.95	502,680	108.55	[4]
2022	30,347	30,347	1,360,335	44.83	1,346,971	44.39
2023	33,334	33,334	2,033,079	60.99	2,045,480	61.36
2024	7,175	7,175	13,094	1.82	276,534	38.54
2025	25,732	25,732	1,990,199	77.34	2,043,483	79.41
2026	14,361	14,361	1,064,595	74.13	1,137,370	79.20
2027	11,209	11,209	707,793	63.15	738,593	65.89
2028	9,722	9,722	654,055	67.28	717,460	73.80
2029	9,944	9,944	697,329	70.13	967,847	97.33
2030	4,590	4,590	573,682	124.99	689,714	150.26
Thereafter	52,287	48,933	1,811,658	37.02	3,155,842	64.49

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	211,915	143,405	9,060,728	$63.18	9,128,330	63.65	[4]
2022	415,696	398,088	27,883,893	70.04	27,972,876	70.27
2023	647,637	589,431	43,328,741	73.51	44,488,162	75.48
2024	710,776	667,936	46,033,394	68.92	46,702,121	69.92
2025	544,520	527,012	43,004,799	81.60	46,244,183	87.75
2026	659,823	572,374	50,069,462	87.48	54,192,928	94.68
2027	484,114	480,791	43,303,516	90.07	48,147,696	100.14
2028	534,675	522,419	44,901,270	85.95	52,736,530	100.95
2029	274,433	256,149	24,267,846	94.74	29,145,341	113.78
2030	273,953	271,909	25,568,011	94.03	31,129,967	114.49
Thereafter	1,770,953	1,722,894	163,070,210	94.65	193,382,696	112.24
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	207,284	138,774	8,625,650	62.16	8,625,650	62.16	[4]
Total 2021	207,284	138,774	8,625,650	62.16	8,625,650	62.16

Q1 2022	41,107	41,107	3,048,333	74.16	3,058,361	74.40
Q2 2022	126,424	119,496	8,527,539	71.36	8,540,699	71.47
Q3 2022	128,903	125,395	9,607,795	76.62	9,646,519	76.93
Q4 2022	88,915	81,744	5,339,890	65.32	5,380,326	65.82
Total 2022	385,349	367,741	26,523,558	72.13	26,625,905	72.40

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	4,631	4,631	435,078	93.95	502,680	108.55	[4]
Total 2021	4,631	4,631	435,078	93.95	502,680	108.55

Q1 2022	5,204	5,204	219,511	42.18	219,511	42.18
Q2 2022	505	505	36,051	71.39	36,051	71.39
Q3 2022	1,834	1,834	105,608	57.58	105,608	57.58
Q4 2022	22,804	22,804	999,165	43.82	985,801	43.23
Total 2022	30,347	30,347	1,360,335	44.83	1,346,971	44.39

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	211,915	143,405	9,060,728	63.18	9,128,330	63.65	[4]
Total 2021	211,915	143,405	9,060,728	63.18	9,128,330	63.65

Q1 2022	46,311	46,311	3,267,844	70.56	3,277,872	70.78
Q2 2022	126,929	120,001	8,563,590	71.36	8,576,750	71.47
Q3 2022	130,737	127,229	9,713,403	76.35	9,752,127	76.65
Q4 2022	111,719	104,548	6,339,055	60.63	6,366,127	60.89
Total 2022	415,696	398,088	27,883,893	70.04	27,972,876	70.27
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	17,214	17,214	642,505	37.32	642,505	37.32	[4]
2022	337,727	307,080	15,807,856	51.48	15,933,000	51.89
2023	304,806	295,805	13,946,481	47.15	14,440,894	48.82
2024	654,297	639,433	38,172,116	59.70	39,825,106	62.28
2025	417,130	310,595	12,562,987	40.45	13,515,470	43.51
2026	611,082	545,421	37,693,269	69.11	40,768,729	74.75
2027	644,820	504,984	25,497,678	50.49	27,332,723	54.13
2028	222,733	180,477	11,265,511	62.42	12,721,647	70.49
2029	721,424	694,150	33,657,043	48.49	40,189,043	57.90
2030	140,349	99,292	5,509,679	55.49	6,774,074	68.22
Thereafter	4,058,603	3,253,337	182,209,054	56.01	231,670,471	71.21

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	4,962	4,962	302,451	60.95	302,451	60.95	[4]
2022	49,938	49,304	2,218,107	44.99	2,213,163	44.89
2023	39,655	39,179	2,678,803	68.37	2,688,059	68.61
2024	63,780	58,432	3,726,714	63.78	3,740,027	64.01
2025	16,938	11,679	986,069	84.43	1,006,601	86.19
2026	46,334	43,310	3,171,567	73.23	4,136,797	95.52
2027	37,617	33,515	2,164,226	64.58	2,255,535	67.30
2028	10,467	7,191	465,683	64.76	623,934	86.77
2029	25,423	20,626	1,124,411	54.51	1,306,223	63.33
2030	95,357	95,082	4,326,056	45.50	4,699,694	49.43
Thereafter	151,189	129,497	3,991,585	30.82	6,403,526	49.45

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	22,176	22,176	944,956	42.61	944,956	42.61	[4]
2022	387,665	356,384	18,025,963	50.58	18,146,163	50.92
2023	344,461	334,984	16,625,284	49.63	17,128,953	51.13
2024	718,077	697,865	41,898,830	60.04	43,565,133	62.43
2025	434,068	322,274	13,549,056	42.04	14,522,071	45.06
2026	657,416	588,731	40,864,836	69.41	44,905,526	76.28
2027	682,437	538,499	27,661,904	51.37	29,588,258	54.95
2028	233,200	187,668	11,731,194	62.51	13,345,581	71.11
2029	746,847	714,776	34,781,454	48.66	41,495,266	58.05
2030	235,706	194,374	9,835,735	50.60	11,473,768	59.03
Thereafter	4,209,792	3,382,834	186,200,639	55.04	238,073,997	70.38
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of December 31, 2021

OFFICE

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	17,214	17,214	642,505	37.32	642,505	37.32	[4]
Total 2021	17,214	17,214	642,505	37.32	642,505	37.32

Q1 2022	60,446	34,287	2,012,452	58.69	2,019,549	58.90
Q2 2022	115,604	112,731	5,155,174	45.73	5,155,174	45.73
Q3 2022	67,048	65,433	3,960,603	60.53	3,986,883	60.93
Q4 2022	94,629	94,629	4,679,626	49.45	4,771,393	50.42
Total 2022	337,727	307,080	15,807,856	51.48	15,933,000	51.89

RETAIL

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	4,962	4,962	302,451	60.95	302,451	60.95	[4]
Total 2021	4,962	4,962	302,451	60.95	302,451	60.95

Q1 2022	7,375	7,375	275,017	37.29	275,577	37.37
Q2 2022	14,203	14,203	474,624	33.42	474,624	33.42
Q3 2022	2,816	2,816	207,350	73.63	207,350	73.63
Q4 2022	25,544	24,910	1,261,116	50.63	1,255,612	50.41
Total 2022	49,938	49,304	2,218,107	44.99	2,213,163	44.89

TOTAL PROPERTY TYPES

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Lease Expiration
by Quarter			$	$/PSF	$	$/PSF
Q1 2021	—	—	—	—	—	—
Q2 2021	—	—	—	—	—	—
Q3 2021	—	—	—	—	—	—
Q4 2021	22,176	22,176	944,956	42.61	944,956	42.61	[4]
Total 2021	22,176	22,176	944,956	42.61	944,956	42.61

Q1 2022	67,821	41,662	2,287,469	54.91	2,295,126	55.09
Q2 2022	129,807	126,934	5,629,798	44.35	5,629,798	44.35
Q3 2022	69,864	68,249	4,167,953	61.07	4,194,233	61.45
Q4 2022	120,173	119,539	5,940,742	49.70	6,027,005	50.42
Total 2022	387,665	356,384	18,025,963	50.58	18,146,163	50.92
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Lease expirations - CBD properties [1,2,3]
as of December 31, 2021

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	1,008	1,008	32,700	32.44	32,700	32.44	[4]
2022	460,708	392,656	22,102,833	56.29	22,178,005	56.48
2023	587,400	494,285	35,093,757	71.00	35,476,082	71.77
2024	464,103	431,716	29,413,384	68.13	29,885,181	69.22
2025	319,125	300,012	23,724,311	79.08	24,773,769	82.58
2026	631,273	599,962	45,492,359	75.83	47,080,845	78.47
2027	416,801	402,686	35,357,752	87.80	37,664,392	93.53
2028	960,445	960,445	68,615,087	71.44	74,104,709	77.16
2029	573,243	442,307	32,143,496	72.67	36,221,529	81.89
2030	1,291,272	1,250,204	83,288,376	66.62	91,768,577	73.40
Thereafter	3,992,569	3,090,851	233,113,379	75.42	295,032,650	95.45

Los Angeles

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	49,169	26,758	1,975,401	73.82	1,983,520	74.13
2023	95,471	52,439	3,091,044	58.95	3,176,272	60.57
2024	136,464	74,955	4,814,309	64.23	5,154,234	68.76
2025	28,637	15,662	1,903,370	121.53	1,969,836	125.77
2026	593,848	326,616	21,550,968	65.98	24,623,167	75.39
2027	—	—	—	—	—	—
2028	301,388	155,984	11,513,354	73.81	14,468,902	92.76
2029	388,031	195,921	12,994,826	66.33	15,968,352	81.50
2030	5,283	2,906	323,316	111.27	403,348	138.82
Thereafter	418,223	209,112	14,366,673	68.7	22,727,242	108.68

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	5,891	5,891	972,160	165.02	972,160	165.02	[4]
2022	568,473	433,402	42,976,369	99.16	41,441,522	95.62
2023	334,932	246,004	28,324,677	115.14	30,039,969	122.11
2024	819,817	573,183	59,484,389	103.78	59,309,327	103.47
2025	364,256	298,796	35,465,131	118.69	35,239,667	117.94
2026	370,329	240,353	37,042,125	154.12	37,807,941	157.30
2027	280,197	184,934	21,808,926	117.93	22,559,379	121.99
2028	227,939	205,893	21,685,247	105.32	23,027,088	111.84
2029	601,873	572,094	62,224,223	108.77	67,557,807	118.09
2030	608,651	571,119	54,899,773	96.13	59,495,496	104.17
Thereafter	4,270,519	3,124,303	336,860,859	107.82	410,097,112	131.26

Q4 2021
Lease expirations - CBD properties (continued) [1,2,3]
as of December 31, 2021

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	15,643	15,643	1,294,355	82.74	1,361,956	87.06	[4]
2022	332,654	332,654	24,201,084	72.75	24,270,989	72.96
2023	341,556	341,556	27,282,861	79.88	27,949,802	81.83
2024	518,308	518,308	38,657,156	74.58	38,821,651	74.90
2025	312,527	312,527	26,870,315	85.98	28,988,952	92.76
2026	484,924	484,924	42,346,202	87.33	45,834,113	94.52
2027	395,127	395,127	37,133,931	93.98	41,145,578	104.13
2028	510,163	510,163	44,251,363	86.74	51,944,393	101.82
2029	237,865	237,865	23,414,854	98.44	28,082,785	118.06
2030	269,865	269,865	25,453,574	94.32	30,988,574	114.83
Thereafter	1,674,833	1,674,833	160,752,294	95.98	190,451,240	113.71

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	128,934	97,653	6,591,518	67.50	6,638,549	67.98
2023	44,785	35,307	2,702,990	76.56	2,780,216	78.74
2024	183,933	163,721	13,446,512	82.13	13,948,478	85.20
2025	168,844	57,050	3,328,930	58.35	3,576,930	62.70
2026	357,804	289,119	28,317,538	97.94	30,474,776	105.41
2027	222,237	78,298	5,878,139	75.07	6,384,962	81.55
2028	170,409	124,877	8,980,384	71.91	10,316,766	82.62
2029	86,288	54,217	3,666,975	67.63	4,308,970	79.48
2030	62,605	21,273	1,569,005	73.76	1,940,620	91.23
Thereafter	1,449,926	989,710	72,210,835	72.96	88,361,743	89.28

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Lease expirations - Suburban properties [1,2,3]
as of December 31, 2021

Boston

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	701,143	701,143	29,807,746	42.51	32,141,791	45.84
2023	357,741	357,741	16,439,964	45.95	16,873,198	47.17
2024	546,168	546,168	25,822,246	47.28	26,935,027	49.32
2025	799,996	799,996	40,085,696	50.11	41,247,600	51.56
2026	238,247	238,247	12,114,976	50.85	14,245,604	59.79
2027	134,793	134,793	5,525,222	40.99	6,432,888	47.72
2028	155,740	155,740	7,293,640	46.83	8,146,013	52.31
2029	290,572	290,572	10,546,383	36.30	12,651,194	43.54
2030	100,174	100,174	4,358,236	43.51	5,051,435	50.43
Thereafter	686,506	629,022	32,224,010	51.23	35,405,780	56.29

New York

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	—	—	—	—	—	—
2022	132,913	132,913	4,858,352	36.55	5,091,420	38.31
2023	46,519	46,519	1,744,976	37.51	1,761,232	37.86
2024	495,623	495,623	19,055,059	38.45	19,189,508	38.72
2025	225,739	225,739	8,931,238	39.56	9,252,286	40.99
2026	236,966	236,966	9,801,567	41.36	10,313,068	43.52
2027	219,506	219,506	8,007,405	36.48	8,539,327	38.90
2028	2,205	2,205	86,436	39.20	93,051	42.20
2029	55,793	55,793	2,145,722	38.46	2,407,259	43.15
2030	47,174	47,174	1,597,985	33.87	1,963,038	41.61
Thereafter	295,050	295,050	11,634,421	39.43	12,781,444	43.32

San Francisco

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	196,272	127,762	7,766,374	60.79	7,766,374	60.79	[4]
2022	83,042	65,434	3,682,809	56.28	3,701,887	56.57
2023	306,081	247,875	16,045,880	64.73	16,538,359	66.72
2024	192,468	149,628	7,376,238	49.30	7,880,470	52.67
2025	231,993	214,485	16,134,484	75.22	17,255,230	80.45
2026	174,899	87,450	7,723,259	88.32	8,358,814	95.58
2027	88,987	85,664	6,169,586	72.02	7,002,118	81.74
2028	24,512	12,256	649,906	53.03	792,137	64.63
2029	36,568	18,284	852,991	46.65	1,062,555	58.11
2030	4,088	2,044	114,438	55.99	141,393	69.17
Thereafter	96,120	48,060	2,317,916	48.23	2,931,456	61.00

Q4 2021
Lease expirations - Suburban properties (continued) [1,2,3]
as of December 31, 2021

Washington, DC

		BXP’s Share
	Rentable Square Footage Subject to Expiring Leases	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
Year of Lease
Expiration			$	$/PSF	$	$/PSF
2021	22,176	22,176	944,956	42.61	944,956	42.61	[4]
2022	258,731	258,731	11,434,445	44.19	11,507,614	44.48
2023	299,676	299,676	13,922,295	46.46	14,348,738	47.88
2024	534,144	534,144	28,452,318	53.27	29,616,655	55.45
2025	265,224	265,224	10,220,126	38.53	10,945,141	41.27
2026	299,612	299,612	12,547,298	41.88	14,430,750	48.16
2027	460,200	460,200	21,783,765	47.34	23,203,297	50.42
2028	62,791	62,791	2,750,810	43.81	3,028,815	48.24
2029	660,559	660,559	31,114,479	47.10	37,186,296	56.30
2030	173,101	173,101	8,266,730	47.76	9,533,149	55.07
Thereafter	2,759,866	2,393,125	113,989,804	47.63	149,712,255	62.56

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 52.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
4Includes square feet expiring on the last day of the current quarter.

Q4 2021
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Argus Research Company	Angus Kelleher	646.747.5447
Bank of America Merrill Lynch	Jeffrey Spector / Jamie Feldman	646.855.1363 / 646.855.5808
Barclays	Anthony Powell	212.526.8768
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Citi	Michael Bilerman / Emmanuel Korchman	212.816.1383 / 212.816.1382
Deutsche Bank Securities	Derek Johnston	212.250.5683
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs & Company, Inc.	Caitlin Burrows	801.741.5459
Green Street Advisors	Daniel Ismail	949.640.8780
Jefferies & Co.	Peter Abramowitz / Jonathan Peterson	212.284.1705 / 212.336.7076
J.P. Morgan Securities	Anthony Paolone	212.622.6682
KeyBanc Capital Markets	Craig Mailman / Jordan Sadler	917.368.2316 / 917.368.2280
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamden	212.296.8319
Morningstar	Michael Wong	312.384.5404
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
RW Baird & Co., Inc.	David Rodgers	216.737.7341
Scotiabank GBM	Nicholas Yulico	212.225.6904
SMBC Nikko Securities Inc.	Richard Anderson	646.521.2351
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	443.263.6529
Wolfe Research	Andrew Rosivach	646.582.9250

Debt Research Coverage
Bank of America Merrill Lynch	Andrew Molloy	646.855.6435
Barclays	Peter Troisi	212.412.3695
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.715.8455 / 704.410.3252

Rating Agencies
Moody’s Investors Service	Ranjini Venkatesan	212.553.3828
Standard & Poor’s	Michael Souers	212.438.2508

Q4 2021
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 56.
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units, (6) common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units, (7) common units issuable upon conversion of 2015 MYLTIP Units that were issued in the form of LTIP Units, (8) common units issuable upon conversion of 2016 MYLTIP Units that were issued in the form of LTIP Units and (9) on and after February 6, 2020, which was the end of the performance period for 2017 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2017 MYLTIP Units that were issued in the form of LTIP Units, (10) on and after February 5, 2021, which was the end of the performance period for 2018 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2018 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2019, 2020 and 2021 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q4 2021
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income, the most directly comparable GAAP financial measure, plus preferred stock redemption charge, net income attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment loss and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net (loss) income attributable to Boston Properties, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income attributable to Boston Properties, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income attributable to Boston Properties, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q4 2021
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization and (2) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that BXP’s Share of Debt and BXP’s Share of cash are utilized instead of the Company’s consolidated debt and cash in the calculation. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q4 2021
Definitions (continued)

Net Operating Income/(Loss) (NOI)
Net operating income/(loss) (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred stock redemption charge, preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, impairment losses, depreciation and amortization expense, losses from early extinguishments of debt and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate, gains (losses) from investments in securities and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a tenant), fair value lease revenue, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20 - 23 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q4 2021
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Dec-21	30-Sep-21
Revenue	$731,063	$730,056
Partners’ share of revenue from consolidated joint ventures (JVs)	(76,463)	(76,953)
BXP’s share of revenue from unconsolidated JVs	53,919	43,210
BXP’s Share of revenue	$708,519	$696,313

Straight-line rent	$30,619	$36,675
Partners’ share of straight-line rent from consolidated JVs	(3,311)	(3,693)
BXP’s share of straight-line rent from unconsolidated JVs	2,821	2,829
BXP’s Share of straight-line rent	$30,129	$35,811

Fair value lease revenue [1]	$1,412	$1,408
Partners’ share of fair value lease revenue from consolidated JVs [1]	(25)	(25)
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	671	410
BXP’s Share of fair value lease revenue [1]	$2,058	$1,793

Lease termination income	$(16)	$1,874
Partners’ share of termination income from consolidated JVs	4	(10)
BXP’s share of termination income from unconsolidated JVs	88	(17)
BXP’s Share of termination income	$76	$1,847

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$22,940	$21,266
Partners’ share of parking and other revenue from consolidated JVs	(552)	(539)
BXP’s share of parking and other revenue from unconsolidated JVs	1,837	1,831
BXP’s Share of parking and other revenue	$24,225	$22,558

Cash rent abatements and deferrals related to COVID-19	$7,196	$8,042
Partners’ share of cash rent abatements and deferrals related to COVID-19 from consolidated JVs	20	27
BXP’s share of cash rent abatements and deferrals related to COVID-19 from unconsolidated JVs	9	(6)
BXP’s Share of cash rent abatements and deferrals related to COVID-19	$7,225	$8,063

Hedge amortization	$1,590	$1,590
Partners’ share of hedge amortization from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization from unconsolidated JVs	—	—
BXP’s Share of hedge amortization	$1,446	$1,446

Straight-line ground rent expense adjustment [2]	$732	$788
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	145	208
BXP’s Share of straight-line ground rent expense adjustment [2]	$877	$996

Depreciation and amortization	$177,521	$179,412
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(17,482)	(16,773)
BXP’s share of depreciation and amortization from unconsolidated JVs	20,401	17,803
BXP’s Share of depreciation and amortization	$180,440	$180,442

Q4 2021
Reconciliations (continued)

BXP’s Share of select items
	Three Months Ended
	31-Dec-21	30-Sep-21

Lease transaction costs that qualify as rent inducements [3]	$3,731	$4,090
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [3]	(892)	(1,078)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [3]	569	367
BXP’s Share of lease transaction costs that qualify as rent inducements [3]	$3,408	$3,379

2nd generation tenant improvements and leasing commissions	$68,989	$28,253
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(5,245)	(3,356)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	19,267	929
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$83,011	$25,826

Maintenance capital expenditures [4]	$33,919	$17,779
Partners’ share of maintenance capital expenditures from consolidated JVs [4]	(6,356)	(1,171)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [4]	180	192
BXP’s Share of maintenance capital expenditures [4]	$27,743	$16,800

Interest expense	$103,331	$105,794
Partners’ share of interest expense from consolidated JVs	(11,987)	(11,996)
BXP’s share of interest expense from unconsolidated JVs	13,148	11,915
BXP’s Share of interest expense	$104,492	$105,713

Capitalized interest	$13,839	$11,586
Partners’ share of capitalized interest from consolidated JVs	(43)	(28)
BXP’s share of capitalized interest from unconsolidated JVs	450	817
BXP’s Share of capitalized interest	$14,246	$12,375

Amortization of financing costs	$3,399	$3,365
Partners’ share of amortization of financing costs from consolidated JVs	(408)	(382)
BXP’s share of amortization of financing costs from unconsolidated JVs	814	604
BXP’s Share of amortization of financing costs	$3,805	$3,587

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2For the three months ended September 30, 2021, amount excludes $(23.0) million of prepaid ground rent expense in connection with the ground lease at Sumner Square located in Washington, DC.
3Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
4Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q4 2021
Reconciliations (continued)
for the three months ended December 31, 2021
(unaudited and dollars in thousands)

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
CONSOLIDATED JOINT VENTURES	767 Fifth Avenue	100 Federal Street		Total Consolidated
	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Revenue
Lease [1]	$71,858	$97,254		$169,112
Straight-line rent	3,124	4,581		7,705
Fair value lease revenue	(28)	81		53
Termination income	—	(8)		(8)
Total lease revenue	74,954	101,908		176,862
Parking and other	—	1,227		1,227
Insurance proceeds	—	147	[2]	147
Total rental revenue [3]	74,954	103,282		178,236
Expenses
Operating	28,036	35,282		63,318
Restoration expenses related to insurance claim	—	232	[2]	232
Total expenses	28,036	35,514		63,550

Net Operating Income (NOI)	46,918	67,768		114,686

Other income (expense)
Development and management services revenue	—	9		9
Interest and other income	—	91		91
Loss from early extinguishment of debt	—	(104)		(104)
Interest expense	(21,286)	(7,725)		(29,011)
Depreciation and amortization expense	(16,418)	(22,999)		(39,417)
General and administrative expense	(71)	(175)		(246)
Total other income (expense)	(37,775)	(30,903)		(68,678)
Net income	$9,143	$36,865		$46,008

BXP’s nominal ownership percentage	60.00%	55.00%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$18,153	$29,688		$47,841
BXP’s share of NOI (after income allocation to private REIT shareholders)	$28,765	$38,080		$66,845
Unearned portion of capitalized fees [5]	$629	$969		$1,598

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$—	$552		$552
Partners’ share of hedge amortization	$144	$—		$144
Partners’ share of amortization of financing costs	$346	$62		$408
Partners’ share of depreciation and amortization related to capitalized fees	$339	$423		$762
Partners’ share of capitalized interest	$43	$—		$43
Partners’ share of lease transaction costs that qualify as rent inducements	$—	$(892)		$(892)
Partners’ share of management and other fees	$617	$846		$1,463
Partners’ share of basis differential depreciation and amortization expense	$(16)	$(180)		$(196)
Partners’ share of basis differential interest and other adjustments	$(4)	$19		$15

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$2,721	$15,483		$18,204
Add:
Partners’ share of interest expense after BXP’s basis differential	8,511	3,476		11,987
Partners’ share of depreciation and amortization expense after BXP’s basis differential	6,890	10,592		17,482
Partners’ share of EBITDAre	$18,122	$29,551		$47,673

Q4 2021
Reconciliations (continued)
for the three months ended December 31, 2021
(unaudited and dollars in thousands)

CONSOLIDATED JOINT VENTURES

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue / One Five Nine East 53rd Street
	767 Fifth Avenue	100 Federal Street		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [4]	(The GM Building)	Atlantic Wharf Office		Joint Ventures
Rental revenue [3]	$29,982	$46,477		$76,459
Less: Termination income	—	(4)		(4)
Rental revenue (excluding termination income) [3]	29,982	46,481		76,463
Less: Operating expenses (including partners’ share of management and other fees)	11,829	16,810		28,639
Income allocation to private REIT shareholders	—	(21)		(21)
NOI (excluding termination income and after income allocation to private REIT shareholders)	$18,153	$29,692		$47,845

Rental revenue (excluding termination income) [3]	$29,982	$46,481		$76,463
Less: Straight-line rent	1,250	2,061	[2]	3,311
Fair value lease revenue	(11)	36		25
Add: Lease transaction costs that qualify as rent inducements	—	892		892
Subtotal	28,743	45,276		74,019
Less: Operating expenses (including partners’ share of management and other fees)	11,829	16,810		28,639
Income allocation to private REIT shareholders	—	(21)		(21)
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$16,914	$28,487		$45,401

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$29,982	$46,477		$76,459
Add: Development and management services revenue	—	4		4
Revenue	$29,982	$46,481		$76,463

_________
1Lease revenue includes recoveries from tenants and service income from tenants.
2Amounts relate to damage at one of the Company’s properties in New York City due to a water main break.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q4 2021
Reconciliations (continued)

for the three months ended December 31, 2021
(unaudited and dollars in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$24,050	$29,195		$3,620		$11,743		$6,652	$27,833		$103,093
Straight-line rent	(1,968)	5,205		54		250		609	1,465		5,615
Fair value lease revenue	—	339		—		38		1,141	—		1,518
Termination income	183	(7)		—		—		—	—		176
Total lease revenue	22,265	34,732		3,674		12,031		8,402	29,298		110,402
Parking and other	47	2,367		—		1		238	1,407		4,060
Total rental revenue [3]	22,312	37,099		3,674		12,032		8,640	30,705		114,462
Expenses
Operating	7,950	12,764		4,247	[4]	4,440		3,215	11,406		44,022
Net operating income/(loss)	14,362	24,335		(573)		7,592		5,425	19,299		70,440

Other income/(expense)
Development and management services revenue	—	—		439		240		—	—		679
Interest and other income	—	5		—		2		—	—		7
Interest expense	(3,784)	(12,061)		(2,598)		(3)		(1,589)	(10,138)		(30,173)
Transaction costs	—	—		(463)		—		—	—		(463)
Depreciation and amortization expense	(7,663)	(13,271)		(2,758)		(5,282)		(5,093)	(9,288)		(43,355)
General and administrative expense	—	(103)		(3)		(8)		(2)	(61)		(177)
Total other income/(expense)	(11,447)	(25,430)		(5,383)		(5,051)		(6,684)	(19,487)		(73,482)
Net income/(loss)	$2,915	$(1,095)		$(5,956)		$2,541		$(1,259)	$(188)		$(3,042)

BXP’s share of parking and other revenue	$24	$1,248		$—		$1		$80	$484	[5]	$1,837
BXP’s share of amortization of financing costs	$195	$85		$85		$—		$29	$420	[5]	$814
BXP’s share of capitalized interest	$84	$—		$257		$—		$—	$109	[5]	$450
BXP’s share of non-cash termination income adjustment (fair value lease amounts)	$—	$—		$—		$—		$—	$—		$—

Income/(loss) from unconsolidated joint ventures	$1,423	$(1,096)		$(2,467)		$550		$(425)	$1,190	[5]	$(825)
Add:
BXP’s share of interest expense	1,893	6,382		1,078		2		535	3,258	[5]	13,148
BXP’s share of depreciation and amortization expense	3,866	7,763	[6]	1,004		3,266	[7]	1,715	2,787	[5]	20,401
BXP’s share of EBITDAre	$7,182	$13,049	[6]	$(385)		$3,818	[7]	$1,825	$7,235	[5]	$32,724

Q4 2021
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income/(Loss)	Boston	Los Angeles		New York	San Francisco		Seattle	Washington, DC		Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$11,157	$19,856	[6]	$1,837	$5,814	[7]	$2,909	$12,006	[5]	$53,579
BXP’s share of operating expenses	3,975	6,750		1,984	2,224		1,082	4,286	[5]	20,301
BXP’s share of net operating income/(loss)	7,182	13,106	[6]	(147)	3,590	[7]	1,827	7,720	[5]	33,278
Less:
BXP’s share of termination income	92	(4)		—	—		—	—		88
BXP’s share of net operating income/(loss) (excluding termination income)	7,090	13,110		(147)	3,590		1,827	7,720	[5]	33,190
Less:
BXP’s share of straight-line rent	(984)	2,797	[6]	27	132	[7]	205	644	[5]	2,821
BXP’s share of fair value lease revenue	—	488	[6]	—	(201)	[7]	384	—		671
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		145	—		—	—		145
BXP’s share of lease transaction costs that qualify as rent inducements	—	341		—	—		22	206	[5]	569
BXP’s share of net operating income/(loss) - cash (excluding termination income)	$8,074	$10,166	[6]	$(29)	$3,659	[7]	$1,260	$7,282	[5]	$30,412

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$11,157	$19,856	[6]	$1,837	$5,814	[7]	$2,909	$12,006	[5]	$53,579
Add:
BXP’s share of development and management services revenue	—	—		220	120		—	—		340
BXP’s share of revenue	$11,157	$19,856	[6]	$2,057	$5,934	[7]	$2,909	$12,006	[5]	$53,919

_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 20-23.
2 Lease revenue includes recoveries from tenants and service income from tenants.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 52.
4 Includes approximately $290 of straight-line ground rent expense.
5 Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement of 901 New York Avenue.
6 The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this region.
7 The Company’s purchase price allocation under ASC 805 for Gateway Commons differs from the historical basis of the venture resulting in the majority of the basis differential for this region.

Q4 2021
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Sept-21	30-Sept-20
Net income attributable to Boston Properties, Inc. common shareholders	$108,297	$89,854
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	108,297	92,479
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,982	10,020
Noncontrolling interest in property partnerships	18,971	15,561
Net income	139,250	118,060
Add:
Interest expense	105,794	110,993
Depreciation and amortization expense	179,412	166,456
Transaction costs	1,888	307
Payroll and related costs from management services contracts	3,006	2,896
General and administrative expense	34,560	27,862
Less:
Interest and other income (loss)	1,520	(45)
Gains (losses) from investments in securities	(190)	1,858
Gains (losses) on sales of real estate	348	(209)
Income (loss) from unconsolidated joint ventures	(5,597)	(6,873)
Direct reimbursements of payroll and related costs from management services contracts	3,006	2,896
Development and management services revenue	6,094	7,281
Net Operating Income (NOI)	458,729	421,666
Add:
BXP’s share of NOI from unconsolidated joint ventures	24,266	24,938
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	47,800	42,160
BXP’s Share of NOI	435,195	404,444
Less:
Termination income	1,874	3,406
BXP’s share of termination income from unconsolidated joint ventures	(17)	—
Add:
Partners’ share of termination income from consolidated joint ventures	10	556
BXP’s Share of NOI (excluding termination income)	$433,348	$401,594

Net Operating Income (NOI)	$458,729	$421,666
Less:
Termination income	1,874	3,406
NOI from non Same Properties (excluding termination income)	5,227	1,842
Same Property NOI (excluding termination income)	451,628	416,418
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	47,790	41,604
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	1,502	(70)
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	24,283	24,938
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	1,827	1,394
BXP’s Share of Same Property NOI (excluding termination income)	$427,796	$398,288

Change in BXP’s Share of Same Property NOI (excluding termination income)	$29,508
Change in BXP’s Share of Same Property NOI (excluding termination income)	7.4%

Q4 2021
Reconciliations (continued)
Reconciliation of Net income attributable to Boston Properties, Inc. common shareholders to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Sept-21	30-Sept-20
Net income attributable to Boston Properties, Inc. common shareholders	$108,297	$89,854
Preferred dividends	—	2,625
Net income attributable to Boston Properties, Inc.	108,297	92,479
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,982	10,020
Noncontrolling interest in property partnerships	18,971	15,561
Net income	139,250	118,060
Add:
Interest expense	105,794	110,993
Depreciation and amortization expense	179,412	166,456
Transaction costs	1,888	307
Payroll and related costs from management services contracts	3,006	2,896
General and administrative expense	34,560	27,862
Less:
Interest and other income (loss)	1,520	(45)
Gains (losses) from investments in securities	(190)	1,858
Gains (losses) on sales of real estate	348	(209)
Income (loss) from unconsolidated joint ventures	(5,597)	(6,873)
Direct reimbursements of payroll and related costs from management services contracts	3,006	2,896
Development and management services revenue	6,094	7,281
Net Operating Income (NOI)	458,729	421,666
Less:
Straight-line rent	36,675	46,713
Fair value lease revenue	1,408	(662)
Termination income	1,874	3,406
Add:
Straight-line ground rent expense adjustment [1]	748	799
Lease transaction costs that qualify as rent inducements [2]	4,090	3,966
NOI - cash (excluding termination income)	423,610	376,974
Less:
NOI - cash from non Same Properties (excluding termination income)	3,732	1,542
Same Property NOI - cash (excluding termination income)	419,878	375,432
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	45,150	35,318
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	1,075	(64)
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	21,619	22,288
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	1,634	(124)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$395,788	$362,462

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$33,326
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	9.2%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $40 and $98 for the three months ended September 30, 2021 and 2020, respectively. As of September 30, 2021, the Company has remaining lease payments aggregating approximately $25.4 million, all of which it expects to incur by the end of 2023 with no payments thereafter. Under GAAP, the Company recognizes expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2023 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q4 2021
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Dec-20	30-Sep-20
Revenue
Lease	$639,357	$666,674
Parking and other	15,903	16,327
Hotel revenue	464	90
Development and management services	6,356	7,281
Direct reimbursements of payroll and related costs from management services contracts	3,009	2,896
Total revenue	665,089	693,268
Expenses
Operating	117,891	120,833
Real estate taxes	138,308	137,222
Demolition costs	(5)	206
Hotel	1,178	3,164
General and administrative	31,053	27,862
Payroll and related costs from management services contracts	3,009	2,896
Transaction costs	277	307
Depreciation and amortization	168,013	166,456
Total expenses	459,724	458,946
Other income (expense)
Income (loss) from unconsolidated joint ventures	(79,700)	(6,873)
Gains (losses) on sales of real estate	5,259	(209)
Gains from investments in securities	4,296	1,858
Interest and other income (loss)	1,676	(45)
Interest expense	(111,991)	(110,993)
Net income	24,905	118,060
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(13,980)	(15,561)
Noncontrolling interest - common units of the Operating Partnership	(990)	(10,020)
Net income attributable to Boston Properties, Inc.	9,935	92,479
Preferred dividends	(2,625)	(2,625)
Net income attributable to Boston Properties, Inc. common shareholders	$7,310	$89,854

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.05	$0.58
Net income attributable to Boston Properties, Inc. per share - diluted	$0.05	$0.58